File No. 333-116057
                                                            ICA No. 811-21587

                         As filed on February 10, 2006

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
   Pre-Effective Amendment No.                                               [ ]
   Post-Effective Amendment No. 14                                           [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                  [X]
   Amendment No. 15                                                          [X]

                        (Check appropriate box or boxes)

                            OLD MUTUAL ADVISOR FUNDS
               (Exact Name of Registrant as Specified in Charter)

          4643 SOUTH ULSTER STREET, SUITE 600, DENVER, COLORADO 80237
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (720) 200-7600

 DAVID J. BULLOCK, 4643 SOUTH ULSTER STREET, SUITE 600, DENVER, COLORADO 80237
                    (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):

[_]    immediately upon filing pursuant to paragraph (b)

[_]    on (date) pursuant to paragraph (b)

[_]    60 days after filing pursuant to paragraph (a)(1)

[_]    on (date) pursuant to paragraph (a)(3)

[_]    75 days after filing pursuant to paragraph (a)(2)

[X]    on April 30, 2006 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

OLD MUTUAL ADVISOR FUNDS


PROSPECTUS                                [Analytic Investors, Inc. logo]
                                          [Old Mutual Advisor Funds logo]
CLASS A AND CLASS C SHARES

April 30, 2006


Old Mutual Analytic Global Defensive Equity Fund










The Securities and Exchange Commission (the "SEC") has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

FUND SUMMARY

Investment Objective and Main Investment Strategies..........................1
Main Investment Risks........................................................2
Performance Information......................................................4
Fees and Expenses............................................................4

MORE ABOUT THE FUND

Portfolio Holdings Disclosure................................................6
Other Investment Strategies and Risks........................................6

THE ADVISOR & SUB-ADVISOR

The Advisor..................................................................8
The Sub-Advisor..............................................................8
The Portfolio Managers.......................................................8

YOUR INVESTMENT

Your Share Price.............................................................9
Valuing Portfolio Securities.................................................9
Policy Regarding Excessive or Short-Term Trading............................10
Choosing a Share Class......................................................12
Sales Charges...............................................................13
Buying Shares...............................................................17
Selling Shares..............................................................18
General Policies............................................................18
Distribution and Taxes......................................................20
Distribution Arrangements...................................................21
Revenue Sharing.............................................................21

FINANCIAL HIGHLIGHTS
Financial Highlights........................................................23

AN INTRODUCTION TO THE OLD MUTUAL ADVISOR FUNDS{reg-trade-mark} AND THIS PROSPECTUS


Old Mutual Advisor Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class A and Class C shares of the Old Mutual Analytic Global Defensive Equity Fund (the "Fund").

The Fund is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund also may not be suitable for investors who require regular income or stability of principal.



INVESTMENT ADVISOR

Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") is the investment advisor to the Fund. Old Mutual Capital has retained Analytic Investors, Inc. ("Analytic" or the "Sub-Advisor") to assist in managing the Fund. For more information about Analytic, see "The Advisor & Sub-Advisor - The Sub-Advisor" section of this Prospectus.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

[On side panel:  What the Fund Is - And Isn't

The Fund is a mutual fund - a pooled investment that is professionally managed and provides the opportunity to participate in financial markets. The Fund strives to meet its stated goal, although as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.]

FUND SUMMARY

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND


INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

The Fund's primary investment objective is capital appreciation.

To pursue its objective, the Fund normally invests in a diversified portfolio of domestic and foreign stocks, debt securities, and derivative investments utilizing, among other things, a long-short strategy and an option strategy.
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This equity strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice.


LONG-SHORT STRATEGY. The Fund may invest in long and short positions of publicly traded equity securities in the United States and in foreign markets. The Fund buys securities "long" that the Sub-Advisor believes will outperform and sells securities "short" that the Sub-Advisor believes will underperform. This is not a market neutral strategy.


The Fund generally takes long equity positions equal to approximately 120% of the Fund's net assets and short equity positions equal to approximately 20% of the Fund's net assets, although the Fund's long-short exposure will vary over time based on Analytic's assessment of market conditions and other factors. The cash received from short sales may be used to invest in long equity positions. The Fund's long equity exposure ordinarily ranges from 110% to 125% of the Fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund's net assets. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under its option strategy, and may hold a substantial portion of the Fund's total assets in high quality short-term debt securities, cash, or cash equivalents. The Sub-Advisor may also increase the Fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets or when the market is considered to be overvalued. Analytic will normally maintain long and short positions such that the Fund's net long equity exposure (I.E., percentage of long equity positions minus percentage of short equity positions) does not exceed 100% of the Fund's net assets.

[On side panel:  Selling Short.

When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

OPTION STRATEGY. The Sub-Advisor may utilize options in an attempt to generate gains from option premiums, reduce overall portfolio risk, or enhance distributions payable to the Fund's shareholders. The Fund's option strategy primarily focuses on the use of writing and selling call options on equity indexes.


WRITING CALL OPTIONS. The Fund generally intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options may vary over time based on Analytic's assessment of market conditions and other factors.


USE OF "BROADBASED" EQUITY INDEXES. The Fund may write call options on equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector. When using index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund's equity portfolio.

[On side panel:  Options

The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. Options may be used to protect the Fund's investments against changes resulting from market conditions (a practice called "hedging") or to generate income.

COVERED CALL OPTIONS - COLLECTING A PREMIUM. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a fee, or "premium." The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price. Premiums received for writing call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes, or a decrease in the price volatility of the underlying securities on which the call options are written.

IF THE OPTION IS EXERCISED. The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the underlying shares (or the cash if the option is on an equity index) at that price. Options are normally exercised if the market price of the security exceeds the exercise price of the option.

IF THE OPTION EXPIRES. If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium. The Fund may continue to hold the underlying stock or may sell the position.]

OTHER DERIVATIVE STRATEGIES. The Fund may use other derivative strategies for a variety of purposes, including to:

      o     hedge against market and other risks in the portfolio;
      o     manage cash flows;
      o     maintain full market exposure, with reduced transaction costs; and
      o enhance investment returns, a strategy that may be considered speculative.

The Sub-Advisor may engage in global asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currency forward contracts and other assets.

FUTURES CONTRACTS AND RELATED OPTIONS. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs, and/or to hedge against market and other risks in the Fund's portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

FORWARD CONTRACTS. The Fund may also purchase or sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time.

In addition to the instruments noted above, the Fund may use a variety of other derivative instruments for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts and swap agreements with respect to securities, indexes, and currencies.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk money by investing in the Fund. The main risks of investing in the Fund are:
STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

FOREIGN (NON-U.S.) INVESTMENT RISK. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

SHORT SALES RISK. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

SEGREGATED ACCOUNT RISK. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could affect its portfolio management.

COVERED CALL OPTIONS RISK. Investments in covered calls involve certain risks. These risks include:

o LIMITED GAINS. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

o LACK OF LIQUIDITY FOR THE OPTION. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

o LACK OF LIQUIDITY FOR THE SECURITY. The Fund's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

TAX CONSEQUENCES. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments

(such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

DERIVATIVES RISK. Derivatives, including options, futures contracts, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. This is referred to as "leverage." Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. The Fund's use of derivatives may be considered speculative.

SMALL- AND MID-SIZE COMPANY RISK. While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies. While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

EMERGING MARKETS RISK. The Fund may invest up to 15% of its total assets in securities of issuers that are located in developing or "emerging" market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped, emerging markets entails all of the risk of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability;
(ii) the small size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers of industries deemed sensitive to relevant national interests.

PERFORMANCE INFORMATION

Performance information is not presented since the Fund is new. Performance information will be presented for the Fund after it has been in operation for one complete calendar year.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

                                                              Class A       Class C
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   MAXIMUM SALES CHARGE (LOAD)
   (AS A PERCENTAGE OF OFFERING PRICE)                         5.75%         None
-----------------------------------------------------------------------------------
   MAXIMUM DEFERRED SALES CHARGE (LOAD)
   (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)               None 1         1.00%
-----------------------------------------------------------------------------------
   MAXIMUM ACCOUNT FEE
   (ASSESSED ANNUALLY ON CERTAIN ACCOUNTS UNDER $1,000)       $12.00        $12.00
-----------------------------------------------------------------------------------
   REDEMPTION FEE 2
   (AS A PERCENTAGE OF AMOUNT REDEEMED)                        2.00%         2.00%
-----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------
   Management Fees                                               %             %
-----------------------------------------------------------------------------------
   Distribution (12b-1) Fees                                   None          0.75%
-----------------------------------------------------------------------------------
   Other Expenses
        Service Fees                                             %             %
        Other Operating Expenses 3                               %             %
        Total Other Expenses                                     %             %
-----------------------------------------------------------------------------------
Total Operating Expenses                                         %             %
-----------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursement 4                      (%)           (%)
-----------------------------------------------------------------------------------
NET OPERATING EXPENSES                                           %             %
-----------------------------------------------------------------------------------

1 If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge ("CDSC") at the time of redemption.
2 Imposed on redemptions within 10 calendar days of purchase.
3 Other Operating Expenses are based on estimated amounts for the current fiscal year.
4 Old Mutual Capital has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of ____% for Class A shares and _____% for Class C shares. This expense limitation may be terminated at any time after ____________________ upon 30 days' written notice of termination to the Trust's Board of Trustees. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.


EXAMPLE

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only. The 1-year example and the first year of the 3-year example are based on net operating expenses with fee waivers and/or expense reimbursements. The 3-year example is based on total operating expenses without fee waivers and/or expense reimbursements for each year after year one.

                              1 Year       3 Years
                              ------       -------
CLASS A
CLASS C
     WITH REDEMPTION
     WITHOUT REDEMPTION

MORE ABOUT THE FUND

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (the "SAI"). The back cover of this Prospectus explains how you can obtain a copy of the SAI.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this Prospectus does not describe. The SAI contains more detailed information about the Fund's investment policies and risks.

FIXED-INCOME SECURITIES. While the Fund generally emphasizes investment in equity securities, the Fund may also invest up to 20% of its total assets in debt securities, cash, and cash equivalents. Debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally, the Fund will acquire debt securities that are investment grade, but the Fund may invest up to 5% of its net assets in below investment grade convertible debt securities.

The Fund's investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

INTEREST RATE RISK. A change in interest rates will affect the value of the Fund's fixed income investments. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

CREDIT RISK. The value of the debt securities held by the Fund also fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

SECURITIES THAT ARE NOT READILY MARKETABLE. The Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable, or "illiquid," if it cannot be sold within 7 days in the ordinary course of business for approximately the amount at which it is valued on the books of the Fund. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Trust's Board of Trustees (the "Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit. Investments in illiquid securities, which may include restricted securities, involve higher risks because the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Fund may have to bear the expense associated with registering the shares with the SEC and incur delays in selling the security.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Fund's purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash and cash equivalents such as commercial paper, money market instruments, or short-term high quality debt instruments such as U.S. government securities. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. Investing defensively in these securities may prevent the Fund from achieving its investment objective. When the Sub-Advisor pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

PORTFOLIO TURNOVER. The Fund's active management may result in the Fund's Sub-Advisor frequently buying and selling securities, which could increase the Fund's portfolio turnover rate and transaction costs, such as brokerage commissions. Higher portfolio rates increase the brokerage costs the Fund pays and may adversely affect its performance. In addition, the sale of the Fund's portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

THE ADVISOR & SUB-ADVISOR

THE ADVISOR

OLD MUTUAL CAPITAL, INC., located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor for the Fund. The Advisor was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Advisor oversees the operations of the Fund and monitors the performance of the Sub-Advisor. The Board supervises the Advisor and the Sub-Advisor and establishes policies that the Advisor and the Sub-Advisor must follow in their day-to-day investment management activities.

For its services to the Fund, the Advisor will receive on an annual basis, a management fee equal to _____% of the Fund's average daily net assets.

THE SUB-ADVISOR

Analytic Investors, Inc., a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the investment sub-advisor to the Fund and an affiliate of OMUSH. The Sub-Advisor was selected by the Advisor, subject to the Board's approval, to manage the Fund's investment portfolio. For its services, the Sub-Advisor will receive fees payable by the Advisor under its investment sub-advisory agreement. For further information about these fees, please see the SAI.

THE PORTFOLIO MANAGERS

A team of investment professionals at the Sub-Advisor, composed of portfolio managers, research analysts, and portfolio traders, is primarily responsible for investing the assets of the Fund. Each individual shares ideas, information, knowledge, and expertise to assist in portfolio management. The following summarizes the experience of each member of the Sub-Advisor's portfolio management team. Unless otherwise noted, each individual listed below has served in his or her current position for the last five years.

NAME                                EXPERIENCE
---------------------------------------------------------------------------------------------
Harindra de Silva, Ph.D., CFA       President and Portfolio Manager, Analytic.
(Co-Manager)
---------------------------------------------------------------------------------------------
Gregory McMurran                    Chief Investment Officer and Portfolio Manager, Analytic.
(Co-Manager)
---------------------------------------------------------------------------------------------
Dennis M. Bein, CFA                 Chief Investment Officer and Portfolio Manager, Analytic.
(Co-Manager)
---------------------------------------------------------------------------------------------
Doug Savarese, CFA                  Portfolio Manager, Analytic.
(Co-Manager)
---------------------------------------------------------------------------------------------

For more information on the Fund's portfolio managers, their compensation, other accounts managed by them, and their ownership of shares of the Fund, please see the SAI.

YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value ("NAV"). NAV per share class of the Fund is calculated by dividing the total net assets of each class by the total number of the class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated AFTER your request is received in good order by the Fund's transfer agent or other Fund agents. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

If the Fund invests in another investment company, the Fund's NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Fund may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers ("Financial Intermediaries") that may include the Fund as an investment alternative in the programs they offer or administer.
Financial Intermediaries and the Fund may reserve the right not to accept customer orders that are incomplete or otherwise not in "good order." Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Fund or an affiliate of the Fund in a timely manner. The Fund will be deemed to have received a purchase or redemption order from a Financial Intermediary when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after such order is unconditionally accepted by a Financial Intermediary or its designee.

VALUING PORTFOLIO SECURITIES

The Fund uses pricing services to determine the market value of the securities in its portfolio. The Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund's portfolio. Short-term investments are priced at amortized cost, which approximates market value.

If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices, make the Fund less attractive to market timers, and take into account any significant events occurring after the close of a foreign market in those regions. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of the Fund's long-term shareholders.

Foreign securities may trade in their local markets on days the Fund is closed. Those transactions and changes in the value of the Fund's securities holdings on such days may affect the value of the Fund's shares on days when you will not be able to purchase, exchange, or redeem shares. If the Fund holds securities quoted in foreign currencies it translates that price into U.S. dollars at current exchange rates.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Fund provides shareholders with daily liquidity, the Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of the Fund's shares may:

      o cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
      o force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
      o increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or
      o     dilute the value of Fund shares held by long-term shareholders.

The Fund, the Advisor, and certain of its affiliates, and their agents, will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that we will be able to identify and restrict all such trading in the Fund. Purchase and sale orders may be received through Financial Intermediaries and the Advisor and its agents. We cannot always know or reasonably detect short-term trading through Financial Intermediaries or through the use of omnibus accounts by Financial Intermediaries.

To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

A fund that invests in overseas markets is subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market-timing. The Board has adopted, and the Advisor and its agents have implemented, the following tools to discourage short-term trading in the Fund, including time-zone arbitrage:

      o     shareholder trade activity monitoring;
      o     trading guidelines;
      o     a redemption fee on certain trades in the Fund; and
      o selective use of fair value pricing, including daily fair valuation of foreign securities outside of the Western Hemisphere.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools, other than the redemption fee, involves judgments, which are inherently subjective. The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, the Advisor and its agents may consider an investor's trading history in the Fund, other funds, and accounts under common ownership, influence, or control. The Advisor and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

The Advisor and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the Advisor, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and
(ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective. In making such judgments, the Advisor and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The ability of the Advisor and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited. Financial Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. The Advisor and its agents generally rely on the cooperation, willingness, ability, and rights of Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Fund's short-term trading policy on shareholders in such accounts. There is no assurance that the Financial Intermediaries will in all instances cooperate with the Advisor and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. The Advisor and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of the Fund per calendar year or if the Fund, the Advisor, or one of its agents, determines that a shareholder's short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Fund and the Advisor and its agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, are for legitimate trading purposes, and are consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one of the Trust's series funds to purchase shares of one or more other of the Trust's series funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. The Advisor may also suspend or terminate a shareholder's exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Advisor and the Fund also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities, rather than cash.

REDEMPTION/EXCHANGE FEE

The Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. The Fund will impose a redemption fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, the Advisor assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Fund will not charge the 2.00% redemption fee on transactions involving the following:

1. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the redemption fees;

2. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees;

3. total or partial redemptions made pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Fund or a Financial Intermediary;

4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from the Fund;

5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

6.    redemptions initiated by the Fund, as permitted in this Prospectus.

The Fund's goal is to apply the redemption fee to all shares of the Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain Financial Intermediaries and preexisting contrary legal covenants and agreements with Financial Intermediaries. The Fund will use its best efforts to encourage Financial Intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with Financial Intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING

As discussed above, the Board has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

CHOOSING A SHARE CLASS

The Fund has four classes of shares, two of which, Class A and Class C, are offered by this Prospectus. Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Fund, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the Investment Company Act of 1940; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you.

Below is a summary of certain features of Class A and Class C shares:

                                                CLASS A                                CLASS C
---------------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE                            Up to 5.75%                            None
---------------------------------------------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE ("CDSC")       None (except on redemptions of         1.00% on redemptions within
                                                certain large purchases held for       one year
                                                less than one year)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE FEES                   0.25%                                  1.00%
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS                                       Generally higher than Class C          Generally lower than Class A
                                                due to lower annual expenses           due to higher annual expenses
---------------------------------------------------------------------------------------------------------------------
TYPICAL SHAREHOLDER                             Generally more appropriate for         Generally more appropriate for
                                                long-term investors                    short-term investors
---------------------------------------------------------------------------------------------------------------------


SALES CHARGES

The sales charge information in this section of the Prospectus can also be accessed, free of charge, at www.OldMutualCapital.com.

CLASS A SHARES

A sales charge may be imposed on the purchase of Class A shares of the Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes the Fund's NAV per share plus any applicable initial sales charge.

Class A shares of the Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the Public Offering Price on purchases of up to $1 million.

                        Investor's Initial Sales Charge

Amount of Investment in Single          As a Percentage of the Public         As a Percentage of
Transaction                                Offering Price Invested          the Net Amount Invested
---------------------------------------------------------------------------------------------------
Less than $100,000                                  5.75%                            6.10%
---------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                     4.50%                            4.71%
---------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                     3.25%                            3.36%
---------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                   2.00%                            2.04%
---------------------------------------------------------------------------------------------------
$1,000,000 and over                                  0%                               0%
---------------------------------------------------------------------------------------------------


Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

CLASS A PURCHASES NOT SUBJECT TO INITIAL SALES CHARGES

You will not pay initial sales charges:

   * on purchases of $1 million or more Class A shares of the Fund. However, redemptions of Class A shares of the Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See "Class A Purchases Subject to Contingent Deferred Sales Charge" below.

   * on additional purchases of one or more series funds of the Trust that result in account balances of Class A shares of $1 million or more.

   *  on shares purchased by reinvesting dividends and distributions.

   * when exchanging shares among the series funds of the Trust with the same or higher initial sales charges (see the "Your Investment - General Policies" section of this Prospectus for more information on exchanges between funds).

   * when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinstatement privilege.

   *  when a merger, consolidation, or acquisition of assets of the Fund occurs.

   * if you are the Advisor, an affiliated company of the Advisor, or the Sub-Advisor and you purchase your shares directly through Old Mutual Investment Partners (the "Distributor").

   * if (i) you are a current or retired trustee, officer, employee (each such person referred to hereinafter as an "Employee") of (a) the Advisor, (b) the Sub-Advisor, or (c) affiliates of the Advisor, the Sub-Advisor, or of other mutual funds which are advised by the Advisor or Sub-Advisor, or the immediate family member of such persons (including spouse and children), or any trust established exclusively for the benefit of an Employee or an Employee's immediate family member; (ii) you opened your account while you or your immediate family member was an Employee; and (iii) you purchased your shares directly through the Distributor.

   * if you are an employee benefit plan established for employees of the Advisor or its affiliates.

   * if you are a discretionary advised client of the Advisor, Sub-Advisor, or their affiliates.
   *
   * if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Fund) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person's employer.

   * if you are a financial institution trust department with an aggregate initial investment of up to $1 million in the series funds of the Trust.

   * if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to its use of the Fund in connection with such services.

   * if you are a pension, profit-sharing, or other employee benefit plan created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with the Fund may include, for purposes of determining any applicable reduction of initial sales charges, only the participants' individual investments in the plans.

   * if you are an individual or entity with a substantial business relationship with the Trust or the Advisor, as determined by a Vice President or more senior officer of the Trust or the Advisor, and you purchase your shares directly through the Distributor.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor or the Distributor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

CONCURRENT PURCHASES. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more series funds of the Trust to determine your Class A sales charge.

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described above. These qualified purchasers include the following:

INDIVIDUALS

   * an individual, his or her spouse, or children residing in the same household;

   *  any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

   * a trustee or fiduciary purchasing for a single trust, estate, or fiduciary account; and

OTHER GROUPS

   * any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more series funds of the Trust, provided that (i) the organization has been in existence for at least six months, and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the series funds of the Trust held in all accounts (E.G., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other Financial Intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as described in this Prospectus.

CLASS A PURCHASES SUBJECT TO CONTINGENT DEFERRED SALES CHARGES

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CLASS A PURCHASES NOT SUBJECT TO CONTINGENT DEFERRED SALES CHARGES

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

   * where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

   * managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to their use of the Fund in connection with such services.

   * on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. The reinstatement privilege applies to all types of accounts (I.E., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the redemption privilege.

   * on purchases made in connection with a merger, consolidation, or acquisition of assets of the Fund.

CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. The overall cost per share of investing in Class C shares in amounts greater than $1 million is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the series funds of the Trust in all of the investor's related accounts exceeds $1 million. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges" earlier in this section of the Prospectus. In no event will the Trust honor an order to purchase more than $1 million of Class C shares.

CLASS C PURCHASES NOT SUBJECT TO CONTINGENT DEFERRED SALES CHARGE

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

   * if you redeem shares acquired through reinvestment of dividends and distributions.

   *  on increases in the NAV of your shares.

   * on redemptions pursuant to a systematic withdrawal plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any 12-month period.

   * when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the redemption privilege.

   * upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

   * upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if the individual is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or to be of long-continued and indefinite duration.

   * on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

   * on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

   * on the liquidation of a shareholders' account by the Trust for failure to maintain the required minimum account balance.

The SAI provides additional information regarding purchasing or redeeming Class A or Class C shares at reduced or without sales charges. Consult the SAI for details.

COMPUTING A CONTINGENT DEFERRED SALES CHARGE

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first, and then shares in the order of purchase.

BUYING SHARES

You may purchase Class A and Class C shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price. Purchases of shares of the Fund may be made on any day on which the NYSE is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund. The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to the Fund so that your may receive the same day's NAV. The price per share you will pay to invest in the Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred and withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, individuals should call 888.744.5050 or a tax professional and investment professionals should call 888.772.2888 or a tax professional.

MINIMUM INVESTMENTS

                                                Initial       Additional
------------------------------------------------------------------------
Regular Accounts                                $2,500        no minimum
Uniform Gifts/Transfer to Minor Accounts        $500          no minimum
IRAs                                            $2,000        no minimum
Coverdell Education Savings Accounts            $500          no minimum
Systematic Investment Plans ("SIP") - I 1       $500          $25
SIP-II 2                                        None          $50

1 If a SIP-I is established, the minimum initial investment for the Fund is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.
2 An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

SELLING SHARES

You may sell your Fund shares by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at a Fund's next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

GENERAL POLICIES

   * IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Fund is required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

   *  The Fund may reject purchase orders.

   * The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of the Fund in any 90-day period.

   * When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV per share.

   * SEI Trust Company, the custodian for IRAs and Coverdell Education Savings Accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

   * Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, or Systematic Investment Plans. The Fund will provide 60 days' prior notice of the imposition of this fee. The Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

   * For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days' prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

   * Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.

   * To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your financial advisor or broker-dealer.

EXCHANGES BETWEEN THE SERIES FUNDS OF THE TRUST

You may exchange some or all shares of a particular class of a series fund of the Trust for the same class of another series fund of the Trust that offers such class of shares. Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more series funds of the Trust. However, if you exchange into one of the series funds of the Trust whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of any of the series funds of the Trust per calendar year, or if the Fund, the Advisor, or one of their agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See the section in this Prospectus entitled "Your Investment - Policy Regarding Short-Term or Excessive Trading" for details of the Trust's trading guidelines and redemption fee.

EXCHANGES WITH THE SSGA PRIME MONEY MARKET FUND

Clients of certain broker-dealers and financial institutions that have entered into an agreement with the Distributor may exchange Fund shares for shares of SSgA Prime Money Market Fund, Class T shares ("SSgA Money Market Fund"), a portfolio of the SSgA Funds. The SSgA Funds is an open-end management investment company (commonly known as a mutual fund) with multiple portfolios advised by SSgA Funds Management, Inc., Two International Place, Boston, Massachusetts 02110. SSgA Funds

Management, Inc., is an affiliate of State Street Bank and Trust Company, and is not affiliated with the Trust, the Advisor, or the Distributor.

To offset the administrative costs of establishing and maintaining accounts for Fund shareholders who exchange Fund shares for Class T shares of the SSgA Money Market Fund, SSgA Funds Management, Inc. pays the Distributor a fee at the annual rate of 0.50% of the average daily net assets of Class T shares of the SSgA Money Market Fund that represent exchanges from Fund shares.

Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund, the Advisor, or the Distributor with respect to an investment in the SSgA Money Market Fund. If you are interested in taking advantage of this exchange option, you should contact your broker-dealer or other financial institution at which you maintain an account to receive a SSgA Money Market Fund prospectus and other account opening information. You should review the prospectus carefully before making an investment in the SSgA Money Market Fund. An exchange of Fund shares for shares of the SSgA Money Market Fund may have tax consequences.

The SSgA Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity, and to maintain a stable $1.00 per share NAV by investing in dollar-denominated securities.

INVESTMENT IN THE SSGA MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSGA MONEY MARKET FUND WILL MAINTAIN A STABLE NAV OF $1.00 PER SHARE.

SALES CHARGES

Shareholders will not pay an initial sales charge when they exchange Class A shares of the Fund for Class T shares of the SSgA Money Market Fund.

DISTRIBUTION ARRANGEMENTS

An exchange from the Fund for Class T shares of the SSgA Money Market Fund is a redemption from the Fund and a purchase of the SSgA Money Market Fund. Accordingly, the Distributor will not pay any distribution fees or shareholder service fees to third party Financial Intermediaries under the Trust's Distribution Plan or Service Plan on Fund shares exchanged for shares of the SSgA Money Market Fund. Further, the Distributor will generally not re-allow to brokers of record or other Financial Intermediaries any distribution fees and/or shareholder servicing fees received by the Distributor from the SSgA Money Market Fund or its affiliates.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund account to your designated checking or savings account.

   * Consult your broker, dealer, or Financial Intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains, if available. Net investment income and distributions from capital gains are paid annually. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise.

There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of the Fund within one year after buying them, and (ii) long-term capital gains will apply to shares of the Fund sold or exchanged after one year. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in an annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAX RATES APPLICABLE TO SALES, EXCHANGES, AND DISTRIBUTIONS
TO INDIVIDUALS AND OTHER NON-CORPORATE SHAREHOLDERS

                               Tax rate for 15%           Tax rate for brackets
Type of income                 bracket and lower          higher than 15%
-------------------------------------------------------------------------------
Dividends Generally            Ordinary income rate       Ordinary income rate
Qualified Dividends            5%                         15%
Short-term Capital Gains       Ordinary income rate       Ordinary income rate
Long-term Capital Gains        5%                         15%


DISTRIBUTION ARRANGEMENTS

The Trust, on behalf of Class A and Class C shares of the Fund, has adopted Distribution Plans and a Service Plan pursuant to which the Fund pays distribution fees to the Distributor, Old Mutual Investment Partners, and service fees to the Distributor, brokers, dealers, or other Financial Intermediaries. Distribution fees are paid for the sale and distribution of Class A and Class C shares. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution and service fees are paid out of the Fund's Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the "Fund Summary" and "Your Investment - Choosing a Share Class" sections of this Prospectus for details on the distribution and service fees.

REVENUE SHARING

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Your Investment - Choosing a Share Class" section of this Prospectus.

REVENUE SHARING BY THE DISTRIBUTOR OR ITS AFFILIATES

The Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to Financial Intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Fund on the Financial Intermediary's sales system or placing the Trust and the Fund on the Financial Intermediary's preferred or recommended list. The Distributor may also pay Financial Intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Fund; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Fund. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary. In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust's costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse. The Trust may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates may compensate Financial Intermediaries differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other Financial Intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or Financial Intermediary's sales and/or the value of Fund shares within a qualifying dealer's or Financial Intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. The Advisor and Sub-Advisor may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such Financial Intermediaries.

PAYMENTS BY THE FUND

Like the Distributor, the Fund may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Fund may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about these payments and the services provided in return by Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor or the Fund to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

FINANCIAL HIGHLIGHTS

Financial highlights are not presented since the Fund is new.

FOR MORE INFORMATION

For investors who want more information about the Fund, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about each Fund and is incorporated into this Prospectus by reference.

To obtain the SAI or other information and for shareholder inquiries, contact your broker, dealer, or financial advisor or call the Fund toll-free at
888.744.5050. The SAI is also available, free of charge, through the Fund's website at www.OldMutualCapital.com.

Reports and other information about Old Mutual Adviser Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about Old Mutual Adviser Funds are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.


ADVISOR
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600
Denver, CO 80237

SUB-ADVISOR
Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, CA 90071

DISTRIBUTOR
Old Mutual Investment Partners
4643 South Ulster Street, Suite 600
Denver, CO 80237

Website: www.OldMutualCapital.com
Shareholder Services:      888.744.5050
Investment Professionals:  888.772.2888


SEC FILE NUMBER 811-21587

OMAF-GLS-PRO __/06

PRIVACY NOTICE


The Old Mutual Adviser Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Old Mutual Adviser Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Old Mutual Adviser Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Old Mutual Adviser Funds, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.





                    THIS PAGE IS NOT PART OF THE PROSPECTUS

OLD MUTUAL ADVISOR FUNDS


PROSPECTUS                                      [Analytic Investors, Inc. logo]
                                                [Old Mutual Advisor Funds logo]
CLASS Z AND INSTITUTIONAL CLASS SHARES

April 30, 2006


Old Mutual Analytic Global Defensive Equity Fund









The Securities and Exchange Commission (the "SEC") has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

FUND SUMMARY

Investment Objective and Main Investment Strategies..........................1
Main Investment Risks........................................................2
Performance Information......................................................4
Fees and Expenses............................................................4

MORE ABOUT THE FUND

Portfolio Holdings Disclosure................................................6
Other Investment Strategies and Risks........................................6

THE ADVISOR & SUB-ADVISOR

The Advisor..................................................................8
The Sub-Advisor..............................................................8
The Portfolio Managers.......................................................8

YOUR INVESTMENT

Your Share Price.............................................................9
Valuing Portfolio Securities.................................................9
Policy Regarding Excessive or Short-Term Trading............................10
Choosing a Share Class......................................................12
Buying Shares...............................................................13
Selling Shares..............................................................14
General Policies............................................................14
Distribution and Taxes......................................................16
Revenue Sharing.............................................................17

FINANCIAL HIGHLIGHTS
Financial Highlights........................................................19

AN INTRODUCTION TO THE OLD MUTUAL ADVISOR FUNDS{reg-trade-mark} AND THIS PROSPECTUS


Old Mutual Advisor Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class Z and Institutional Class shares of the Old Mutual Analytic Global Defensive Equity Fund (the "Fund").

The Fund is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund also may not be suitable for investors who require regular income or stability of principal.



INVESTMENT ADVISOR

Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") is the investment advisor to the Fund. Old Mutual Capital has retained Analytic Investors, Inc. ("Analytic" or the "Sub-Advisor") to assist in managing the Fund. For more information about Analytic, see "The Advisor & Sub-Advisor - The Sub-Advisor" section of this Prospectus.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

[On side panel:  What the Fund Is - And Isn't

The Fund is a mutual fund - a pooled investment that is professionally managed and provides the opportunity to participate in financial markets. The Fund strives to meet its stated goal, although as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.]

FUND SUMMARY

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND


INVESTMENT OBJECTIVE AND MAIN INVESTMENT STRATEGIES

The Fund's primary investment objective is capital appreciation.

To pursue its objective, the Fund normally invests in a diversified portfolio of domestic and foreign stocks, debt securities, and derivative investments utilizing, among other things, a long-short strategy and an option strategy.
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This equity strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice.


LONG-SHORT STRATEGY. The Fund may invest in long and short positions of publicly traded equity securities in the United States and in foreign markets. The Fund buys securities "long" that the Sub-Advisor believes will outperform and sells securities "short" that the Sub-Advisor believes will underperform. This is not a market neutral strategy.


The Fund generally takes long equity positions equal to approximately 120% of the Fund's net assets and short equity positions equal to approximately 20% of the Fund's net assets, although the Fund's long-short exposure will vary over time based on Analytic's assessment of market conditions and other factors. The cash received from short sales may be used to invest in long equity positions. The Fund's long equity exposure ordinarily ranges from 110% to 125% of the Fund's net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund's net assets. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under its option strategy, and may hold a substantial portion of the Fund's total assets in high quality short-term debt securities, cash, or cash equivalents. The Sub-Advisor may also increase the Fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets or when the market is considered to be overvalued. Analytic will normally maintain long and short positions such that the Fund's net long equity exposure (I.E., percentage of long equity positions minus percentage of short equity positions) does not exceed 100% of the Fund's net assets.

[On side panel:  Selling Short.

When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

OPTION STRATEGY. The Sub-Advisor may utilize options in an attempt to generate gains from option premiums, reduce overall portfolio risk, or enhance distributions payable to the Fund's shareholders. The Fund's option strategy primarily focuses on the use of writing and selling call options on equity indexes.


WRITING CALL OPTIONS. The Fund generally intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund's use of written call options may vary over time based on Analytic's assessment of market conditions and other factors.


USE OF 'BROADBASED'' EQUITY INDEXES. The Fund may write call options on equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector. When using index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund's equity portfolio.

[On side panel:  Options

The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. Options may be used to protect the Fund's investments against changes resulting from market conditions (a practice called "hedging") or to generate income.

COVERED CALL OPTIONS - COLLECTING A PREMIUM. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a fee, or "premium." The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price. Premiums received for writing call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes,or a decrease in the price volatility of the underlying securities on which the call options are written.

IF THE OPTION IS EXERCISED. The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the underlying shares (or the cash if the option is on an equity index) at that price. Options are normally exercised if the market price of the security exceeds the exercise price of the option.

IF THE OPTION EXPIRES. If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium. The Fund may continue to hold the underlying stock or may sell the position.]

OTHER DERIVATIVE STRATEGIES. The Fund may use other derivative strategies for a variety of purposes, including to:

      o     hedge against market and other risks in the portfolio;

      o     manage cash flows;

      o     maintain full market exposure, with reduced transaction costs; and

      o enhance investment returns, a strategy that may be considered speculative.

The Sub-Advisor may engage in global asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currency forward contracts and other assets.

FUTURES CONTRACTS AND RELATED OPTIONS. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs, and/or to hedge against market and other risks in the Fund's portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

FORWARD CONTRACTS. The Fund may also purchase or sell forward contracts on foreign currencies. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time.

In addition to the instruments noted above, the Fund may use a variety of other derivative instruments for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts and swap agreements with respect to securities, indexes, and currencies.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk money by investing in the Fund. The main risks of investing in the Fund are:
STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

FOREIGN (NON-U.S.) INVESTMENT RISK. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

SHORT SALES RISK. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

SEGREGATED ACCOUNT RISK. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could affect its portfolio management.

COVERED CALL OPTIONS RISK. Investments in covered calls involve certain risks. These risks include:

o LIMITED GAINS. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

o LACK OF LIQUIDITY FOR THE OPTION. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

o LACK OF LIQUIDITY FOR THE SECURITY. The Fund's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

TAX CONSEQUENCES. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments

(such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

DERIVATIVES RISK. Derivatives, including options, futures contracts, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. This is referred to as "leverage." Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. The Fund's use of derivatives may be considered speculative.

SMALL- AND MID-SIZE COMPANY RISK. While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies. While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

EMERGING MARKETS RISK. The Fund may invest up to 15% of its total assets in securities of issuers that are located in developing or "emerging" market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped, emerging markets entails all of the risk of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability;
(ii) the small size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers of industries deemed sensitive to relevant national interests.

PERFORMANCE INFORMATION

Performance information is not presented since the Fund is new. Performance information will be presented for the Fund after it has been in operation for one complete calendar year.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

                                                              Class Z       Institutional Class
-----------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   MAXIMUM SALES CHARGE (LOAD)
   (AS A PERCENTAGE OF OFFERING PRICE)                         None                None
-----------------------------------------------------------------------------------------------
   MAXIMUM DEFERRED SALES CHARGE (LOAD)
   (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)                None                None
-----------------------------------------------------------------------------------------------
   MAXIMUM ACCOUNT FEE
   (ASSESSED ANNUALLY ON CERTAIN ACCOUNTS UNDER $1,000)       $12.00              $12.00
-----------------------------------------------------------------------------------------------
   REDEMPTION FEE 1
   (AS A PERCENTAGE OF AMOUNT REDEEMED)                        2.00%               2.00%
-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------
   Management Fees                                               %                   %
-----------------------------------------------------------------------------------------------
   Distribution (12b-1) Fees                                   None                None
-----------------------------------------------------------------------------------------------
   Other Expenses
        Service Fees                                           None                None
        Other Operating Expenses 2                               %                   %
        Total Other Expenses                                     %                   %
-----------------------------------------------------------------------------------------------
Total Operating Expenses                                         %                   %
-----------------------------------------------------------------------------------------------
Fee Waivers and/or Expense Reimbursement 3                      (%)                 (%)
-----------------------------------------------------------------------------------------------
NET OPERATING EXPENSES                                           %                   %
-----------------------------------------------------------------------------------------------

1 Imposed on redemptions within 10 calendar days of purchase.
2 Other Operating Expenses are based on estimated amounts for the current fiscal year.
3 Old Mutual Capital has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate (as a percentage of the Fund's average daily net assets) of ______% for Class Z shares and _____% for Institutional Class shares. This expense limitation may be terminated at any time after ____________________ upon 30 days' written notice of termination to the Trust's Board of Trustees. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.


EXAMPLE

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The 1-year example and the first year of the 3-year example are based on net operating expenses with fee waivers and/or expense reimbursements. The 3-year example is based on total operating expenses without fee waivers and/or expense reimbursements for each year after year one.

                          1 Year      3 Years
                          ------      -------
CLASS Z
INSTITUTIONAL CLASS

MORE ABOUT THE FUND

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (the "SAI"). The back cover of this Prospectus explains how you can obtain a copy of the SAI.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this Prospectus does not describe. The SAI contains more detailed information about the Fund's investment policies and risks.

FIXED-INCOME SECURITIES. While the Fund generally emphasizes investment in equity securities, the Fund may also invest up to 20% of its total assets in debt securities, cash, and cash equivalents. Debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally, the Fund will acquire debt securities that are investment grade, but the Fund may invest up to 5% of its net assets in below investment grade convertible debt securities.

The Fund's investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

INTEREST RATE RISK. A change in interest rates will affect the value of the Fund's fixed income investments. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

CREDIT RISK. The value of the debt securities held by the Fund also fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

SECURITIES THAT ARE NOT READILY MARKETABLE. The Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable, or "illiquid," if it cannot be sold within 7 days in the ordinary course of business for approximately the amount at which it is valued on the books of the Fund. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Trust's Board of Trustees (the "Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit. Investments in illiquid securities, which may include restricted securities, involve higher risks because the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Fund may have to bear the expense associated with registering the shares with the SEC and incur delays in selling the security.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Fund's purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash and cash equivalents such as commercial paper, money market instruments, or short-term high quality debt instruments such as U.S. government securities. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. Investing defensively in these securities may prevent the Fund from achieving its investment objective. When the Sub-Advisor pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

PORTFOLIO TURNOVER. The Fund's active management may result in the Fund's Sub-Advisor frequently buying and selling securities, which could increase the Fund's portfolio turnover rate and transaction costs, such as brokerage commissions. Higher portfolio rates increase the brokerage costs the Fund pays and may adversely affect its performance. In addition, the sale of the Fund's portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

THE ADVISOR & SUB-ADVISOR

THE ADVISOR

OLD MUTUAL CAPITAL, INC., located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor for the Fund. The Advisor was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Advisor oversees the operations of the Fund and monitors the performance of the Sub-Advisor. The Board supervises the Advisor and the Sub-Advisor and establishes policies that the Advisor and the Sub-Advisor must follow in their day-to-day investment management activities.

For its services to the Fund, the Advisor will receive on an annual basis, a management fee equal to _____% of the Fund's average daily net assets.

THE SUB-ADVISOR

Analytic Investors, Inc., a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the investment sub-advisor to the Fund and an affiliate of OMUSH. The Sub-Advisor was selected by the Advisor, subject to the Board's approval, to manage the Fund's investment portfolio. For its services, the Sub-Advisor will receive fees payable by the Advisor under its investment sub-advisory agreement. For further information about these fees, please see the SAI.

THE PORTFOLIO MANAGERS

A team of investment professionals at the Sub-Advisor, composed of portfolio managers, research analysts, and portfolio traders, is primarily responsible for investing the assets of the Fund. Each individual shares ideas, information, knowledge, and expertise to assist in portfolio management. The following summarizes the experience of each member of the Sub-Advisor's portfolio management team. Unless otherwise noted, each individual listed below has served in his or her current position for the last five years.

NAME                                EXPERIENCE
---------------------------------------------------------------------------------------------
Harindra de Silva, Ph.D., CFA       President and Portfolio Manager, Analytic.
(Co-Manager)
---------------------------------------------------------------------------------------------
Gregory McMurran                    Chief Investment Officer and Portfolio Manager, Analytic.
(Co-Manager)
---------------------------------------------------------------------------------------------
Dennis M. Bein, CFA                 Chief Investment Officer and Portfolio Manager, Analytic.
(Co-Manager)
---------------------------------------------------------------------------------------------
Doug Savarese, CFA                  Portfolio Manager, Analytic.
(Co-Manager)
---------------------------------------------------------------------------------------------

For more information on the Fund's portfolio managers, their compensation, other accounts managed by them, and their ownership of shares of the Fund, please see the SAI.

YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value ("NAV"). NAV per share class of the Fund is calculated by dividing the total net assets of each class by the total number of the class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated AFTER your request is received in good order by the Fund's transfer agent or other Fund agents. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

If the Fund invests in another investment company, the Fund's NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Fund may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers ("Financial Intermediaries") that may include the Fund as an investment alternative in the programs they offer or administer.
Financial Intermediaries and the Fund may reserve the right not to accept customer orders that are incomplete or otherwise not in "good order." Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Fund or an affiliate of the Fund in a timely manner. The Fund will be deemed to have received a purchase or redemption order from a Financial Intermediary when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after such order is unconditionally accepted by a Financial Intermediary or its designee.

VALUING PORTFOLIO SECURITIES

The Fund uses pricing services to determine the market value of the securities in its portfolio. The Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund's portfolio. Short-term investments are priced at amortized cost, which approximates market value.

If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices, make the Fund less attractive to market timers, and take into account any significant events occurring after the close of a foreign market in those regions. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of the Fund's long-term shareholders.

Foreign securities may trade in their local markets on days the Fund is closed. Those transactions and changes in the value of the Fund's securities holdings on such days may affect the value of the Fund's shares on days when you will not be able to purchase, exchange, or redeem shares. If the Fund holds securities quoted in foreign currencies it translates that price into U.S. dollars at current exchange rates.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Fund provides shareholders with daily liquidity, the Fund is intended to be a long-term investment vehicle and is not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of the Fund's shares may:

      o cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
      o force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
      o increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or
      o     dilute the value of Fund shares held by long-term shareholders.

The Fund, the Advisor, and certain of its affiliates, and their agents, will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that we will be able to identify and restrict all such trading in the Fund. Purchase and sale orders may be received through Financial Intermediaries and the Advisor and its agents. We cannot always know or reasonably detect short-term trading through Financial Intermediaries or through the use of omnibus accounts by Financial Intermediaries.

To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

A fund that invests in overseas markets is subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market-timing. The Board has adopted, and the Advisor and its agents have implemented, the following tools to discourage short-term trading in the Fund, including time-zone arbitrage:

      o     shareholder trade activity monitoring;
      o     trading guidelines;
      o     a redemption fee on certain trades in the Fund; and
      o selective use of fair value pricing, including daily fair valuation of foreign securities outside of the Western Hemisphere.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools, other than the redemption fee, involves judgments, which are inherently subjective. The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, the Advisor and its agents may consider an investor's trading history in the Fund, other funds, and accounts under common ownership, influence, or control. The Advisor and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

The Advisor and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the Advisor, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and
(ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective. In making such judgments, the Advisor and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The ability of the Advisor and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited. Financial Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. The Advisor and its agents generally rely on the cooperation, willingness, ability, and rights of Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Fund's short-term trading policy on shareholders in such accounts. There is no assurance that the Financial Intermediaries will in all instances cooperate with the Advisor and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. The Advisor and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of the Fund per calendar year or if the Fund, the Advisor, or one of its agents, determines that a shareholder's short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Fund and the Advisor and its agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, are for legitimate trading purposes, and are consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one of the Trust's series funds to purchase shares of one or more other of the Trust's series funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. The Advisor may also suspend or terminate a shareholder's exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Advisor and the Fund also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities, rather than cash.

REDEMPTION/EXCHANGE FEE

The Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. The Fund will impose a redemption fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, the Advisor assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Fund will not charge the 2.00% redemption fee on transactions involving the following:

1. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the redemption fees;

2. total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees;

3. total or partial redemptions made pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Fund or a Financial Intermediary;

4. redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from the Fund;

5. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

6.    redemptions initiated by the Fund, as permitted in this Prospectus.

The Fund's goal is to apply the redemption fee to all shares of the Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain Financial Intermediaries and preexisting contrary legal covenants and agreements with Financial Intermediaries. The Fund will use its best efforts to encourage Financial Intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with Financial Intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING

As discussed above, the Board has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

CHOOSING A SHARE CLASS

The Fund has four classes of shares, two of which, Class Z and Institutional Class, are offered by this Prospectus. Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Fund, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the Investment Company Act of 1940; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. Class Z and Institutional Class shares are not subject to sales charges or fees paid under 12b-1.

The Institutional Class shares of the Fund are intended for use by institutional investors. Institutional Class shares are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust companies investing for their own account, entities acting for the account of the general public (E.G., Taft-Hartley funds, estates, cities, or government agencies), defined benefit plans, endowments, foundations, and defined contribution plans offered pursuant to Internal Revenue Code Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $25 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for a defined contribution plan is $10 million. There is no minimum initial investment requirement for defined benefit plans. The minimum initial investment requirement for all other investors for which the Institutional Class is available is $1 million. The Fund reserves the right to change the investment criteria for Institutional Class shares.

The Institutional Class shares are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the Fund may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

Class Z shares are available for purchase or exchange only for those Class Z shareholders of the Fund (or other series funds of the Trust) who acquired their Class Z shares through a reorganization of another mutual fund into a series fund of the Trust.

BUYING SHARES

You may purchase Class Z or Institutional Class shares of the Fund directly through the Fund's transfer agent. The price per share you will pay to invest in the Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order.

You may also purchase Class Z or Institutional Class shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to a Fund's NAV per share.

MINIMUM INVESTMENTS - INSTITUTIONAL CLASS SHARES

MINIMUM INVESTMENTS                                      INITIAL         ADDITIONAL
-----------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for         no minimum        no minimum
  Defined Contribution Plans
Banks acting in a fiduciary or similar capacity,       $1 million        no minimum
  Collective and Common Trust Funds, Banks and
  Broker-Dealers acting for their own account, or
  Foundations and Endowments
Defined Contribution Plans                             $10 million       no minimum
  (Corporate, Non-profit, or Governmental)

CONCEPTS TO UNDERSTAND

TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred and withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, individuals should call 888.744.5050 or a tax professional and investment professionals should call 888.772.2888 or a tax professional.

MINIMUM INVESTMENTS - CLASS Z SHARES

                                                Initial       Additional
------------------------------------------------------------------------
Regular Accounts                                $2,500        no minimum
Uniform Gifts/Transfer to Minor Accounts        $500          no minimum
IRAs                                            $2,000        no minimum
Coverdell Education Savings Accounts            $500          no minimum
Systematic Investment Plans ("SIP") - I 1       $500          $25
SIP-II 2                                        None          $50

1 If a SIP-I is established, the minimum initial investment for the Fund is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.
2 An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

SELLING SHARES

You may sell your Fund shares by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at a Fund's next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

GENERAL POLICIES

   * IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Fund is required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

   *  The Fund may reject purchase orders.

   * The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of the Fund in any 90-day period.

   * When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV per share.

   * SEI Trust Company, the custodian for IRAs and Coverdell Education Savings Accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

   * Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, or Systematic Investment Plans. The Fund will provide 60 days' prior notice of the imposition of this fee. The Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

   * For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days' prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

   * To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your financial advisor or broker-dealer.

EXCHANGES BETWEEN THE SERIES FUNDS OF THE TRUST

You may exchange some or all shares of a particular class of a series fund of the Trust for the same class of another series fund of the Trust that offers such class of shares. Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more series funds of the Trust. However, if you exchange into one of the series funds of the Trust whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of any of the series funds of the Trust per calendar year, or if the Fund, the Advisor, or one of their agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See the section in this Prospectus entitled "Your Investment - Policy Regarding Short-Term or Excessive Trading" for details of the Trust's trading guidelines and redemption fee.

EXCHANGES WITH THE SSGA PRIME MONEY MARKET FUND

Clients of certain broker-dealers and financial institutions that have entered into an agreement with the Distributor may exchange Fund shares for shares of SSgA Prime Money Market Fund, Class T shares ("SSgA Money Market Fund"), a portfolio of the SSgA Funds. The SSgA Funds is an open-end management investment company (commonly known as a mutual fund) with multiple portfolios advised by SSgA Funds Management, Inc., Two International Place, Boston, Massachusetts 02110. SSgA Funds Management, Inc., is an affiliate of State Street Bank and Trust Company, and is not affiliated with the Trust, the Advisor, or the Distributor.

To offset the administrative costs of establishing and maintaining accounts for Fund shareholders who exchange Fund shares for Class T shares of the SSgA Money Market Fund, SSgA Funds Management, Inc. pays the Distributor a fee at the annual rate of 0.50% of the average daily net assets of Class T shares of the SSgA Money Market Fund that represent exchanges from Fund shares.

Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund, the Advisor, or the Distributor with respect to an investment in the SSgA Money Market Fund. If you are interested in taking advantage of this exchange option, you should contact your broker-dealer or other financial institution at which you maintain an account to receive a SSgA Money Market Fund prospectus and other account opening information. You should review the prospectus carefully before making an investment in the SSgA Money Market Fund. An exchange of Fund shares for shares of the SSgA Money Market Fund may have tax consequences.

The SSgA Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity, and to maintain a stable $1.00 per share NAV by investing in dollar-denominated securities.

INVESTMENT IN THE SSGA MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSGA MONEY MARKET FUND WILL MAINTAIN A STABLE NAV OF $1.00 PER SHARE.

DISTRIBUTION ARRANGEMENTS

An exchange from the Fund for Class T shares of the SSgA Money Market Fund is a redemption from the Fund and a purchase of the SSgA Money Market Fund. Accordingly, the Distributor will not pay any distribution fees or shareholder service fees to third party Financial Intermediaries under the Trust's Distribution Plan or Service Plan on Fund shares exchanged for shares of the SSgA Money Market Fund. Further, the Distributor will generally not re-allow to brokers of record or other Financial Intermediaries any distribution fees and/or shareholder servicing fees received by the Distributor from the SSgA Money Market Fund or its affiliates.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund account to your designated checking or savings account.

   * Consult your broker, dealer, or Financial Intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains, if available. Net investment income and distributions from capital gains are paid annually. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of the Fund within one year after buying them, and (ii) long-term capital gains will apply to shares of the Fund sold or exchanged after one year. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in an annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAX RATES APPLICABLE TO SALES, EXCHANGES, AND DISTRIBUTIONS
TO INDIVIDUALS AND OTHER NON-CORPORATE SHAREHOLDERS

Type of income           Tax rate for 15%     Tax rate for brackets
                         bracket and lower    higher than 15%
-------------------------------------------------------------------
Dividends Generally      Ordinary income rate Ordinary income rate
Qualified Dividends      5%                   15%
Short-term Capital Gains Ordinary income rate Ordinary income rate
Long-term Capital Gains  5%                   15%

REVENUE SHARING

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Your Investment - Choosing a Share Class" section of this Prospectus.

REVENUE SHARING BY THE DISTRIBUTOR OR ITS AFFILIATES

The Distributor or one or more of its corporate affiliates may, from time to time, make payments from its own resources to Financial Intermediaries. These "revenue sharing" payments are made in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Fund on the Financial Intermediary's sales system or placing the Trust and the Fund on the Financial Intermediary's preferred or recommended list. The Distributor may also pay Financial Intermediaries for administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Fund; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Fund. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary. In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

From time to time, the Distributor may also pay "networking fees" to broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust's costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse. The Trust may pay a portion of the total networking fees paid to a broker.

The Distributor or its affiliates may compensate Financial Intermediaries differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor may also make non-service, compensation related payments, at its expense, to dealers or other Financial Intermediaries at an annual rate specified in writing by the Distributor. These payments generally represent a percentage of a qualifying dealer's or Financial Intermediary's sales and/or the value of Fund shares within a qualifying dealer's or Financial Intermediary's client accounts.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. The Advisor and Sub-Advisor may also benefit from the Distributor's activity through increased advisory fees resulting from additional assets acquired through sale of Fund shares through such Financial Intermediaries.

PAYMENTS BY THE FUND

Like the Distributor, the Fund may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Fund may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about these payments and the services provided in return by Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor or the Fund to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

FINANCIAL HIGHLIGHTS

Financial highlights are not presented since the Fund is new.

FOR MORE INFORMATION

For investors who want more information about the Fund, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about each Fund and is incorporated into this Prospectus by reference.

To obtain the SAI or other information and for shareholder inquiries, contact your broker, dealer, or financial advisor or call the Fund toll-free at
888.744.5050. The SAI is also available, free of charge, through the Fund's website at www.OldMutualCapital.com.

Reports and other information about Old Mutual Adviser Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about Old Mutual Adviser Funds are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.


ADVISOR
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600
Denver, CO 80237

SUB-ADVISOR
Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, CA 90071

DISTRIBUTOR
Old Mutual Investment Partners
4643 South Ulster Street, Suite 600
Denver, CO 80237

Website: www.OldMutualCapital.com
Shareholder Services:      888.744.5050
Investment Professionals:  888.772.2888




SEC FILE NUMBER 811-21587

OMAF-GLS-PRO __/06

PRIVACY NOTICE


The Old Mutual Adviser Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Old Mutual Adviser Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Old Mutual Adviser Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Old Mutual Adviser Funds, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.






                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                      STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 30, 2006



                                     TRUST:
                            OLD MUTUAL ADVISOR FUNDS

                                     FUND:
                OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND

                                    CLASSES:
                         CLASS A, CLASS C, CLASS Z AND
                              INSTITUTIONAL CLASS

                              INVESTMENT ADVISOR:
                            OLD MUTUAL CAPITAL, INC.







This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of Old Mutual Advisor Funds (the "Trust") and the Class A, Class C, Class Z, and Institutional Class shares of Old Mutual Analytic Global Defensive Equity Fund (the "Fund"). It should be read in conjunction with the current Prospectus for the Class A and Class C shares of the Fund or the Prospectus for the Class Z and Institutional Class shares of the Fund, as the case may be. Each Prospectus dated April 30, 2006 may be obtained without charge by calling 888-744-5050.

                               TABLE OF CONTENTS
                                                                            PAGE

THE TRUST                                                                      1
INVESTMENT OBJECTIVE                                                           1
INVESTMENT RESTRICTIONS                                                        1
PERMITTED INVESTMENTS AND RISK CONSIDERATIONS                                  3
PORTFOLIO TURNOVER                                                            32
PORTFOLIO HOLDINGS DISCLOSURE POLICY                                          33
TRUSTEES AND OFFICERS OF THE TRUST                                            33
THE ADVISOR                                                                   39
THE SUB-ADVISOR                                                               40
THE DISTRIBUTOR                                                               44
THE ADMINISTRATOR AND SUB-ADMINISTRATOR                                       46
OTHER SERVICE PROVIDERS                                                       46
FUND TRANSACTIONS                                                             47
DESCRIPTION OF SHARES                                                         49
VOTING RIGHTS                                                                 49
PURCHASES, REDEMPTIONS AND PRICING OF SHARES                                  50
DETERMINATION OF NET ASSET VALUE                                              60
TAXES                                                                         61
EXHIBIT A - CREDIT RATINGS                                                   A-1
EXHIBIT B - PROXY VOTING POLICIES                                            B-1

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                                   THE TRUST
--------------------------------------------------------------------------------

The Trust, which was created as a Delaware statutory trust on May 26, 2004 under the name Old Mutual Advisor Funds, is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series fund of the Trust.

Shareholders may purchase shares of the Fund through four separate classes:
Class A, Class C, Class Z and Institutional Class shares. Each Class has the same voting rights and privileges as the other share Classes of the Fund, except that (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class has exclusive voting rights with respect to matters affecting only that class. Except for these differences, each Class share of the Fund represents an equal proportionate interest in the Fund. See the section entitled "Description of Shares" in this SAI for more information. No investment in shares of the Fund should be made without first reading the Fund's Prospectuses. Capitalized terms not defined in this SAI are defined in the Fund's Prospectuses.

Old Mutual Capital, Inc. (the "Advisor") serves as the investment advisor to the Fund. The Advisor selects and recommends, subject to the approval of the Trust's Board of Trustees (the "Board"), one or more sub-advisors to manage the Fund's investment portfolio. The Advisor has engaged Analytic Investors, Inc. as the Fund's sub-advisor (the "Sub-Advisor").


--------------------------------------------------------------------------------
                             INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of the Fund is fundamental and may not be changed without approval by the holders of a majority of the Fund's outstanding voting shares. The investment objective of the Fund is capital appreciation. However, the Fund cannot guarantee that this investment objective will be realized.


--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund will determine compliance with the investment limitation percentages below (with the exception of the limitation relating to borrowing) and other investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these fundamental investment restrictions include the defined term "1940 Act Laws, Interpretations and Exemptions." This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

The Fund may not:

   o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

   o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's Prospectuses and SAI as they may be amended from time to time.

   o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

   o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

   o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

   o Purchase or sell real estate, except (i) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (ii) that the Fund may invest in securities of issuers that deal or invest in real estate; and
        (iii) that the Fund may purchase securities secured by real estate or interests therein.

   o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

   o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's Prospectuses and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board without a vote of shareholders.

The Fund may:

o Not borrow money, except that: (i) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);
     (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (iv) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

o Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

o Not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

o Not make loans, except that the Fund may lend up to 33 1/3% of its total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which the Fund may rely.

The Fund may not change its investment strategy to invest at least 80% of its net assets, including any borrowing for investment purposes, in equity securities without 60 days' prior notice to shareholders.


--------------------------------------------------------------------------------
                 PERMITTED INVESTMENTS AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Prospectuses discuss the principal investment strategies and risks of the Fund. This section of the SAI supplements the discussions of the Fund's investment strategies and policies discussed in the Prospectuses.

EQUITY SECURITIES

The Fund may invest in equity securities, including common stocks, preferred stocks, and securities convertible into common stocks, such as rights, warrants, and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies, or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

COMMON STOCKS. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are not always entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

RIGHTS AND WARRANTS. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of a corporation issuing them.

CONVERTIBLE SECURITIES. The Fund may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value," which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Fund may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Fund also may invest in unrated convertible securities and preferred stocks if it is believed that they are equivalent in quality to the rated securities that the Fund may buy. (Exhibit A to this SAI provides a description of such security ratings.)

The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy
common stock at a certain exercise price or options on a stock index.   The Fund
may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Fund's investment policies.

The Fund's investments in convertible securities or other securities may generate taxable income, which may be treated differently for income tax and
book income purposes.   These differences in timing may result in the
acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred shareholders, followed by common shareholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Shareholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o factors affecting an entire industry, such as increases in production costs; and

o changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

SMALL- AND MEDIUM-SIZED COMPANIES - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small- or medium-size, limited markets and financial resources, narrow product lines, and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines

DEBT SECURITIES

The Fund may invest in debt securities. Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

BANKERS' ACCEPTANCE. A banker's acceptance is a time draft drawn by a borrower on a commercial bank, usually relating to an international commercial transaction. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BANK OBLIGATIONS. The Fund will only invest in a security issued by a commercial bank if the bank:

   o has total assets of at least $1 billion, or the equivalent in other currencies; and
   o is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or
   o is a foreign branch of a U.S. bank and the Advisor or Sub-Advisor believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

CERTIFICATE OF DEPOSIT. A certificate of deposit is a short-term obligation of a bank. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. However, certificates of deposit generally carry penalties for early withdrawal and may, under certain circumstances, be considered illiquid.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS. Commercial paper is the term for short-term promissory notes issued by corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The creditworthiness of the institution issuing the letter of credit will be considered, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEMAND INSTRUMENTS. Certain instruments may involve a conditional or unconditional demand feature, which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities. This SAI discusses mortgage-backed treasury and agency securities in detail in the section entitled "Mortgage-Backed Securities" below.

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

o    by the right of the issuer to borrow from the U.S. Treasury;

o by the discretionary authority of the U.S. government to buy the obligations of the agency; or

o    by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases, and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

TIME DEPOSITS. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities.

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors, including the time remaining until maturity, prevailing interest rates, the security's liquidity, and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed, and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES. The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES. The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK. This risk affects mainly mortgage-backed and asset-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

   CALL RISK. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as a call risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

EXTENSION RISK. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage or other loan prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed or asset-backed securities may be less effective than other types of debt securities as a means of "locking in" interest rates.

CREDIT RATING. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor or Sub-Advisor may determine that it is of investment-grade. The Advisor or Sub-Advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. See Exhibit A - Credit Ratings in the SAI for further information.

The Advisor or Sub-Advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it.
A rating agency may change its credit ratings at any time. The Advisor or Sub-Advisor monitor the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVE INSTRUMENTS

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond or an underlying economic factor, such as an interest rate or a market benchmark. The Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates, or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging the Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the SEC and its staff.

FUTURES CONTRACTS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Fund will not be registered with or regulated by the CFTC as a commodity pool operator. In connection with this exclusion, the Fund is subject to CFTC special calls for information.

No purchase price is paid or received when the contract is entered into. Instead, the Fund upon entering into a futures contract (and to maintain the Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in portfolios investing in fixed income securities, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by the Fund, an amount of cash or other liquid assets, equal to the notional value of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of the Advisor or Sub-Advisor, expected to replicate substantially the movement of such futures or index futures contract.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS. Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that the Fund may utilize are discussed below.

WRITING PUT AND CALL OPTIONS. When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

   o the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency, or futures contract;

   o a call option on the same security or index with the same or lesser exercise price;

   o a call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

   o cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency, or futures contract; or

   o in the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, the Fund may cover the put option by, among other things:

   o    entering into a short position in the underlying security;

   o purchasing a put option on the same security, index, interest rate, foreign currency, or futures contract with the same or greater exercise price;

   o purchasing a put option on the same security, index, interest rate, foreign currency, or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

   o    maintaining the entire exercise price in liquid securities.

PURCHASING PUT AND CALL OPTIONS. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

   o    allowing it to expire and losing its entire premium;

   o exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

   o    closing it out in the secondary market at its current price.

SECURITIES INDEX OPTIONS. The Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. The Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor or Sub-Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

The Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

   o do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount);
   o are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;
   o    do not require an initial margin deposit; and
   o may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES. A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell.
They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

OVER-THE-COUNTER OPTIONS. The Fund may enter into contracts to write over-the-counter options with primary dealers. The Fund has established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, the Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. The Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (I.E., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

EQUITY LINKED NOTES. The Fund may purchase equity-linked notes ("ELNs"). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide the Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, the Fund's ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.
The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

SWAP AGREEMENTS. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes, or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index, or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS, AND FLOORS. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES. The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Sub-Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits, or trading of an instrument stops; and

o differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the

Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    have to purchase or sell the instrument underlying the contract;

o    not be able to hedge its investments; and

o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o the facilities of the exchange may not be adequate to handle current trading volume;

o equipment failures, government intervention, insolvency of a brokerage firm, or clearing house or other occurrences may disrupt normal trading activity; or

o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. If the Sub-Advisor incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Sub-Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Sub-Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The prices of derivatives are volatile (I.E., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

o    actual and anticipated changes in interest rates;

o    fiscal and monetary policies; and

o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability (any of which could affect U.S. investment in foreign countries) and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.
Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS. The Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (I.E., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts (often three month contracts) to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor or Sub-Advisor may enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or Sub-Advisor.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell euros in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Advisor or Sub-Advisor in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Advisor or Sub-Advisor anticipate. For example, if a currency's value rose at a time when the Advisor or Sub-Advisor had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Advisor or Sub-Advisor hedges the Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor or Sub-Advisor increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Advisor or Sub-Advisor will be advantageous to the Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), AND GLOBAL DEPOSITARY RECEIPTS ("GDRS"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs, and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. ADRs, EDRs, and GDRs are considered foreign securities for purposes of the Fund.

EMERGING MARKETS. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

INVESTMENT FUNDS. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of the Fund that invest in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the advisor), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

o the economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits, and national debt;

o foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies, which could significantly influence the market prices of securities and payment of dividends;

o the economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

o the internal policies of a particular foreign country may be less stable than in the U.S. other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

o a foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation, and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies.

Foreign companies are typically not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK. The Sub-Advisor anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

o are generally more volatile than, and not as developed or efficient as, those in the United States;

o    have substantially less volume;

o trade securities that tend to be less liquid and experience rapid and erratic price movements;

o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

o employ trading, settlement, and custodial practices less developed than those in U.S. markets; and

o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK. While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

o it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

o complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

o government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

o there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

o available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

o the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

o    have relatively unstable governments;

o present greater risks of nationalization of businesses, restrictions on foreign ownership, and prohibitions on the repatriation of assets;

o    offer less protection of property rights than more developed countries; and

o have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANY SHARES

The Fund may invest in shares of other investment companies (including Standard & Poor's Depository Receipts - "SPDRs" and other exchange traded funds such as iShares). Since such mutual funds pay management fees and other expenses, shareholders of the Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit the Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Advisor or Sub-Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor or Sub-Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor or Sub-Advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage backed securities. Also, the Advisor or Sub-Advisor may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If, through a change in values, net assets or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (I.E., securities that qualify for resale under Rule 144A under the 1933 Act) would have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. The Fund limits the amount of total assets it invests in restricted securities to 15%. Restricted securities do not include Rule 144A securities that are determined by the Advisor or Sub-Advisor to be liquid.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (E.G., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times will have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by the Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, consumer loans or mortgages or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA, and FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO.
The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets.

RECEIPTS. Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets. The Fund is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the custodian, and the Fund will maintain liquid assets in such accounts in an amount at least equal in value to its commitments to purchase when-issued securities. The Fund uses segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed, and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

The Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

o the borrower must provide collateral at least equal to the market value of the securities loaned;

o the collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government;

o the borrower must add to the collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to the market" on a daily basis);

o    the Fund must be able to terminate the loan at any time;

o the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

o    the Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

o lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

o    experience delays in recovering its securities.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The Fund typically sells securities short to:

o    take advantage of an anticipated decline in prices; or

o    protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain, and close short sales against the box.

RESTRICTIONS ON SHORT SALES.  The Fund will not short sell a security if:

o after giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets;

o the market value of the securities of any single issuer that have been sold short by the Fund would exceed 2% of the value of the Fund's net assets; and

o such securities would constitute more than 2% of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (i) the market value of the securities sold short at the time they were sold short; and (ii) any cash or liquid securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. Investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines, and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER ("OTC") MARKET

The Fund may invest in OTC stocks. In contrast to the securities exchanges, the OTC market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund invests may not be as great as that of other securities and, if the Fund was to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

INVESTMENTS IN TECHNOLOGY COMPANIES

The Fund may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Investments in technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law and regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS")

The Fund may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund depending on its size. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

SENIOR LOANS

Senior loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior loans in which the Fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate, or other base lending rates used by commercial lenders. The senior loans in the Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of senior loans may vary substantially from the stated maturity of such loans.

STRUCTURED NOTES

The Fund may invest in structured notes, including "total rate of return swaps," with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as senior loans.

STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.
Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. With respect to the Fund, the Advisor or Sub-Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MORTGAGE DOLLAR ROLLS

The Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Furthermore, the transaction costs may exceed the return earned by the Fund from the transaction.

MUNICIPAL LEASE OBLIGATIONS

The Fund may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

INVERSE FLOATERS

The Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

To the extent that the Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversifiedand are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

INTER-FUND LOANS

The Fund may lend uninvested cash up to 15% of their net assets to current and future funds advised by the Advisor or an affiliate of the Advisor as well as portfolios of other registered investment companies whose investment advisor is controlling, controlled by or under common control with the Advisor ("Affiliated Funds") and the Fund may borrow from other Affiliated Funds to the extent permitted under the

Fund's investment restrictions. If the Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of the Fund's total assets, the Fund will secure all of its loans from other Affiliated Funds. The ability of the Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued to affiliates of the Trust and the Advisor.

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" will not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor will such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it will be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, the Fund expects to be invested in its primary investments, as described above. However, for temporary defensive purposes, when the Sub-Advisor determines that market, economic, political or other conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.


--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (E.G., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

--------------------------------------------------------------------------------
                      PORTFOLIO HOLDINGS DISCLOSURE POLICY
--------------------------------------------------------------------------------

Portfolio holdings information related to the Fund, including the top holdings, will be made available to the general public, at www.OldMutualCapital.com, fifteen calendar days after the end of each calendar quarter. The Fund's portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q. These reports are available, free of charge, on the SEC's website, at www.sec.gov. Service providers that have contracted to provide services to the Trust (including the custodian, administrator, sub-administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, counsel to the Trust, the Trust's auditors, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Advisor or the Trust, provided that the service is related to the investment advisory services that the Advisor provides to the Trust.

Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

o a written request for non-standard disclosure must be submitted to and approved in writing by either the Advisor's chief compliance officer, general counsel, or chief investment officer;

o    the request must relate to an appropriate business purpose; and

o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between the Advisor and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. In addition, the Advisor regularly presents to the Board a list of recipients, if any, of non-standard disclosure of portfolio holdings information. In no event shall the Trust, Advisor, Sub-Advisor, or any other entity receive any compensation in connection with the disclosure of the Fund's portfolio holdings.


--------------------------------------------------------------------------------
                       TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------


The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Board and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

INDEPENDENT TRUSTEES

     NAME AND                POSITION(S)            TERM OF             PRINCIPAL               NUMBER OF               OTHER
        AGE                   HELD WITH           OFFICE* AND         OCCUPATION(S)            FUNDS IN THE         DIRECTORSHIPS
                              THE TRUST            LENGTH OF      DURING PAST FIVE YEARS     OLD MUTUAL FUND       HELD BY TRUSTEE
                                                     TIME                                    COMPLEX OVERSEEN
                                                    SERVED                                      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee              Trustee       Chief Financial                   36            The Triumph Group,
(Age: 61)                                         since 2004      Officer, The Triumph                            Inc., Old
                                                                  Group, Inc.                                     Mutual Insurance
                                                                  (manufacturing).                                Series Fund, ING
                                                                                                                  Clarion Real
                                                                                                                  Estate Income
                                                                                                                  Fund,
                                                                                                                  and ING Clarion
                                                                                                                  Global Real Estate
                                                                                                                  Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje                Trustee              Trustee       Retired.  President               10            TS&W/Claymore Tax-
(Age: 63)                                         since 2004      and Chief                                       Advantaged
                                                                  Investment Officer,                             Balanced Fund and
                                                                  TRW Investment                                  Old Mutual/
                                                                  Management Company                              Claymore Long-
                                                                  (investment                                     Short Fund.
                                                                  management), 1984-
                                                                  2003.
------------------------------------------------------------------------------------------------------------------------------------
Jarrett B. Kling               Trustee              Trustee       Managing Director, ING            10            Hirtle Callaghan
(Age: 62)                                         since 2004      Clarion Real                                    Trust, ING Clarion
                                                                  Estate Securities                               Real Estate Income
                                                                  (investment advisor).                           Fund, ING
                                                                                                                  Clarion Global
                                                                                                                  Real Estate Income
                                                                                                                  Fund, and ING
                                                                                                                  Clarion.
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore           Chairman of the Board       Trustee       Partner, WillSource               10            TS&W/Claymore Tax-
(Age: 50)                    and Trustee          since 2004      Enterprise, LLC                                 Advantaged
                                                                  (oil and gas                                    Balanced Fund and
                                                                  exploration and                                 Old Mutual/
                                                                  production), 2005-                              Claymore Long
                                                                  present.  Managing                              Short Fund.
                                                                  Director, High Sierra
                                                                  Energy, LP
                                                                  (holding company of
                                                                  natural resource
                                                                  related businesses),
                                                                  2004-2005.
                                                                  Portfolio Manager,
                                                                  Janus Capital
                                                                  (money management),
                                                                  2000- 2002.
------------------------------------------------------------------------------------------------------------------------------------


* Trustee of the Trust until such time as his or her successor is duly elected and appointed.


INTERESTED TRUSTEE AND ADVISORY TRUSTEE

        NAME AND                 POSITION(S)               TERM OF              PRINCIPAL           NUMBER OF             OTHER
          AGE                     HELD WITH              OFFICE* AND          OCCUPATION(S)        FUNDS IN THE       DIRECTORSHIPS
                                  THE TRUST               LENGTH OF            DURING PAST       OLD MUTUAL FUND         HELD BY
                                                            TIME               FIVE YEARS        COMPLEX OVERSEEN        TRUSTEE
                                                           SERVED                                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David J. Bullock**           Trustee, President,     Trustee, President,     Director,                  10            Old Mutual
(Age: 50)                    and Chief Executive     and Chief               President, and                           Capital, Inc.,
                             Officer                 Executive Officer       Chief Executive                          Old Mutual
                                                     since 2004              Officer, Old                             Investment
                                                                             Mutual Capital,                          Partners, Old
                                                                             Inc., since                              Mutual Fund
                                                                             2004.  Trustee                           Services, and
                                                                             and Chief                                Old Mutual
                                                                             Executive                                Shareholder
                                                                             Officer, Old                             Services, Inc.
                                                                             Mutual
                                                                             Investment
                                                                             Partners;
                                                                             Trustee, Old
                                                                             Mutual Fund
                                                                             Services; and
                                                                             Director, Old
                                                                             Mutual
                                                                             Shareholder
                                                                             Services, Inc.,
                                                                             since 2003.
                                                                             President, Old
                                                                             Mutual
                                                                             Insurance
                                                                             Series Fund,
                                                                             since
                                                                             2003. Chief
                                                                             Executive
                                                                             Officer,
                                                                             President,
                                                                             and Director,
                                                                             Liberty Ridge
                                                                             Capital, Inc.,
                                                                             2003-October
                                                                             2005.  Chief
                                                                             Operating
                                                                             Officer,
                                                                             Liberty Ridge
                                                                             Capital, Inc.,
                                                                             July
                                                                             2003-March
                                                                             2004. President
                                                                             and Chief
                                                                             Executive
                                                                             Officer,
                                                                             Transamerica
                                                                             Capital,
                                                                             Inc., 1998-
                                                                             2003.
------------------------------------------------------------------------------------------------------------------------------------
Walter W. Driver, Jr.***     Advisory Trustee        Advisory Trustee        Chairman -                 10            Total Systems
(Age: 61)                                            since 2006              Southeast,                               Services, Inc.
                                                                             Goldman Sachs
                                                                             & Co, since
                                                                             January 2006.
                                                                             Chairman,
                                                                             King & Spalding
                                                                             LLP (law firm),
                                                                             1970-
                                                                             January 2006.
------------------------------------------------------------------------------------------------------------------------------------


* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

** Mr. Bullock is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Advisor.

*** Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

OFFICERS

NAME AND                   POSITION(S)           TERM OF                         PRINCIPAL OCCUPATION(S)
AGE                         HELD WITH          OFFICE* AND                        DURING PAST FIVE YEARS
                            THE TRUST           LENGTH OF
                                                  TIME
                                                 SERVED
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black            Treasurer,            Since 2004        Chief Financial Officer, Chief Administrative Officer,
(Age: 46)                Chief Financial                         Executive Vice President, and Treasurer, Old Mutual
                         Officer, and                            Capital, Inc., since July 2004.  Chief Financial Officer
                         Controller                              and Chief Administrative Officer, Old Mutual
                                                                 Investment Partners, since 2004.  Senior Vice
                                                                 President and Chief Financial Officer, Transamerica
                                                                 Capital, Inc., April 2000-June 2004.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President        Since 2005        Executive Vice President, Secretary, and General
(Age: 44)                and Secretary                           Counsel, Old Mutual Capital, Inc., since July 2005.
                                                                 Executive Vice President (2004 to May 2005),
                                                                 General Counsel and Secretary (2002 to May 2005
                                                                 and January 1998 to October 1998), and Vice
                                                                 President (2002 to 2004), ICON Advisors, Inc.
                                                                 Director of ICON Management & Research
                                                                 Corporation (2003 to May 2005). Executive Vice
                                                                 President (2004 to May 2005), General Counsel and
                                                                 Secretary (2002 to May 2005) and Vice President
                                                                 (2002 to 2004) of ICON Distributors, Inc. Executive
                                                                 Vice President and Secretary of ICON Insurance
                                                                 Agency, Inc. (2004 to May 2005). Vice President
                                                                 (1999 to 2002) and Assistant General Counsel (1998
                                                                 to 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President        Since 2005        Senior Vice President and Chief Compliance Officer,
(Age: 58)                and Chief                               Old Mutual Capital, Inc., Old Mutual Investment
                         Compliance                              Partners, Old Mutual Fund Services, Inc., and Old
                         Officer                                 Mutual Shareholder Services, Inc., since 2005.  Chief
                                                                 Compliance Officer, Old Mutual Advisor Funds II and
                                                                 Old Mutual Insurance Series Fund, since 2005. Senior
                                                                 Vice President and Director of Compliance, Calamos
                                                                 Advisors LLC, 2004-2005.  Vice President and Chief
                                                                 Compliance Officer, Invesco Funds Group, Inc. 1996-
                                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes          Assistant             Since 2005        Vice President, Old Mutual Fund Services, since
(Age: 40)                Treasurer                               August 2004.  Senior Vice President, Product
                                                                 Development, Transamerica Capital, Inc./AEGON
                                                                 USA, April 1992-May 2004.
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant             Since 2005        Associate General Counsel, Old Mutual Capital, Inc.,
(Age:  36)               Secretary                               since October 2005.  Associate General Counsel,
                                                                 Founders Asset Management LLC, 2002-2005.
                                                                 Associate Attorney, Myer, Swanson, Adams & Wolf,
                                                                 P.C., 1998-2002.
------------------------------------------------------------------------------------------------------------------------------------


*Officer of the Trust until such time as his or her successor is duly elected and qualified.

The Trustees are responsible for major decisions relating to the Fund's investment goals, policies, strategies, and techniques. The Trustees also oversee the operation of the Trust by its officers and various service providers as they affect the Fund, but they do not actively participate in the day-to-day operation of or decision making process related to the Fund. The Board has two standing committees: a Governance and Nominating Committee and an Audit Committee. Currently, the members of each Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore, comprising all the disinterested Trustees of the Trust.

The Governance and Nominating Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees, and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. During the fiscal period from commencement of the Trust's operations (September 30, 2004) to July 31, 2005, the Governance and Nominating Committee held one meeting. The Governance and Nominating Committee will consider nominees recommended in writing by shareholders (other than shareholders recommendations of himself or herself). A shareholder may submit a request in writing to the Trust in accordance with the Shareholder Communication Procedures, which are accessible on the Trust's website at WWW.OLDMUTUALCAPITAL.COM. The Chairman of the Governance and Nominating Committee is L. Kent Moore.

The Audit Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust's audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm's performance, costs, and financial stability. During the fiscal period from commencement of the Trust's operations (September 30, 2004) to July 31, 2005, the Audit Committee held two meetings. The Chairman of the Audit Committee is John R. Bartholdson.

The table below provides the dollar range of shares of the Fund and the aggregate dollar range of shares in all series funds of the Trust owned by each Trustee as of December 31, 2005. The Board has adopted a policy goal pursuant to which each Trustee plans to invest the equivalent of one year's retainer fees in one or more series funds of the Trust within three years from the commencement of operations.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
NAME OF TRUSTEE           DOLLAR RANGE OF EQUITY       EQUITY SECURITIES IN ALL
                          SECURITIES IN THE FUND       SERIES FUNDS OF THE TRUST
--------------------------------------------------------------------------------
John R. Bartholdson
Robert M. Hamje
Jarrett B. Kling
L. Kent Moore
--------------------------------------------------------------------------------

INTERESTED TRUSTEE AND ADVISORY TRUSTEE
--------------------------------------------------------------------------------

                                                         AGGREGATE DOLLAR RANGE OF
NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY       EQUITY SECURITIES IN ALL
                            SECURITIES IN THE FUND       SERIES FUNDS OF THE TRUST
--------------------------------------------------------------------------------
David J. Bullock                     None                      Over $100,000
Walter W. Driver, Jr.                None                          None
--------------------------------------------------------------------------------


The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

Each Trustee of the Trust received the following compensation during the fiscal period from commencement of operations (September 30, 2004) to July 31, 2005:

                                 AGGREGATE           TOTAL COMPENSATION FROM TRUST
   NAME OF PERSON,           COMPENSATION FROM        AND TRUST COMPLEX1 PAID TO
       POSITION                    TRUST                       TRUSTEES
----------------------------------------------------------------------------------
John R. Bartholdson,              $13,500                       $98,750
Trustee
----------------------------------------------------------------------------------
David J. Bullock,                   $0                            $0
Trustee 2
----------------------------------------------------------------------------------
Walter W. Driver, Jr.,            $6,000                        $6,000
Advisory Trustee 3
----------------------------------------------------------------------------------
Robert M. Hamje,                  $13,500                       $13,500
Trustee
----------------------------------------------------------------------------------
Jarrett B. Kling,                 $13,500                       $13,500
Trustee
----------------------------------------------------------------------------------
L. Kent Moore,                    $13,500                       $13,500
Trustee
----------------------------------------------------------------------------------

  1 The Trust Complex includes Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund. Compensation expenses are allocated pro rata based on the relative net assets of the funds.

  2 Mr. Bullock is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

  3 Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights. For his services, Mr. Driver will be compensated at the same rate as compensation for Independent Trustees of the Trust.

Prior to September 1, 2005, each Trustee received an annual retainer of $20,000 plus $1,000 for each in-person Board meeting. No additional payments were made during this period for attendance at in-person and telephonic Committee meetings or for service as Chairman of the Board or Chairman of the Audit Committee. The amounts in the table reflect annual amounts that have been pro rated for the fiscal period from commencement of operations (September 30, 2004) to July 31, 2005. These amounts also reflect payments for meetings actually attended during this period.

Effective September 1, 2005, each Independent Trustee and Advisory Trustee receives an annual retainer of $30,000 plus $1,000 for each in-person Board meeting and $500 for each in-person and telephonic Committee meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives annually an additional $10,000 and $5,000, respectively.

5% AND 25% SHAREHOLDERS

As of _______________, 2006, the Advisor owned 100% of the Fund. No other persons were the record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. Persons owning of record or beneficially 25% or more of the outstanding shares of the Fund may be deemed to be a controlling person of the Fund for purposes of the 1940 Act.

The Trustees and officers of the Trust collectively owned none of the outstanding shares of the Fund on _______________, 2006, because the public offering of shares had not yet commenced.


--------------------------------------------------------------------------------
                                  THE ADVISOR
--------------------------------------------------------------------------------

The Trust and the Advisor have entered into an investment advisory agreement with respect to the Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Advisor's liability, but also provides that the Advisor will not be protected against any liability to the Trust or the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisor is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly owned subsidiary of Old Mutual plc, a London-listed international financial services firm ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom. The principal address of the Advisor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust's administrator (the "Administrator"), is a wholly owned subsidiary of the Advisor (see the section entitled "The Administrator and Sub-Administrator" in this SAI for more details on Old Mutual Fund Services). Old Mutual Investment Partners, the Trust's distributor (the "Distributor"), is also a wholly owned subsidiary of the Advisor (see the section entitled "The Distributor" in this SAI for more details on Old Mutual Investment Partners).

The Advisory Agreement obligates the Advisor to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies, and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board. The Advisory Agreement also requires the Advisor to pay its overhead and employee costs and the compensation and expenses of all its partners, officers, and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Advisor is not responsible for other expenses of operating the Trust. From time to time, the Advisor or a company under common control with the Advisor may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by a vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Advisor or (ii) by the Advisor at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Advisor is entitled to an annual fee, which is calculated daily and paid monthly, at an annual rate of _____% of the Fund's average net assets.

In addition, in the interest of limiting the expenses of the Fund at least until ____________________, 2006, the Advisor has signed an expense limitation agreement with the Trust on behalf of the Fund ("Expense Limitation Agreement") pursuant to which, with respect to the Class A, Class C, Class Z, and Institutional Class shares, the Advisor has agreed to reduce the fees payable to it under the Advisory Agreement and to assume other expenses in an amount necessary to limit total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses) ("operating expenses") to an annual rate (as a percentage of the Fund's average daily net assets) ("Expense Limit") as set forth in the table below.


                                EXPENSE LIMIT 1


                                                               INSTITUTIONAL CLASS
CLASS A SHARES       CLASS C SHARES       CLASS Z SHARES             SHARES
--------------       --------------       --------------       -------------------
      %                    %                    %                       %

1 Reimbursement by the Fund of the advisory fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement may be made at a later date if the Operating Expenses, without regard to such reimbursement, are at an annual rate less than the Expense Limit. The Advisor may seek reimbursement within three fiscal years after the year in which the Advisor incurred the expense.


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                                THE SUB-ADVISOR
--------------------------------------------------------------------------------

The Trust, on behalf of the Fund, and the Advisor have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with the Sub-Advisor. The Sub-Advisory Agreement provides certain limitations on the Sub-Advisor's liability, but also provides that the Sub-Advisor will not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, the Sub-Advisor is entitled to receive from the Advisor a sub-advisory fee of ___% of the average daily net assets of the Fund, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor. This fee is computed and paid monthly.

COMPENSATION. The Sub-Advisor compensates the portfolio managers for their management of the Fund. Each portfolio manager's compensation consists of an industry competitive base salary, discretionary bonus, and equity distributions. The portfolio manager's discretionary bonus is based on the overall performance of the Sub-Advisor, in terms of profitability.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. As of ____________, 2006, no portfolio manager owned any shares of the Fund.

OTHER ACCOUNTS. As of _______________, 2006, the Sub-Advisor's portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

NAME                                   REGISTERED INVESTMENT      OTHER POOLED INVESTMENT        OTHER ACCOUNTS
                                             COMPANIES                    VEHICLES
-------------------------------------------------------------------------------------------------------------------
                                    Number of      Total        Number of       Total        Number of       Total
                                    Accounts       Assets       Accounts        Assets       Accounts        Assets
-------------------------------------------------------------------------------------------------------------------
Harindra de Silva, Ph.D., CFA
Gregory McMurran
Dennis M. Bein
Doug Savarese, CFA
-------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

SUB-ADVISORY AGREEMENT. The Sub-Advisory Agreement obligates the Sub-Advisor to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolio, including the purchase, retention, and disposition thereof in accordance with the Fund's investment objective, policies, and limitations; (ii) provide supervision of the Fund's assets and to determine from time to time what investments and securities will be purchased, retained, or sold on behalf of the Fund and what portion of the Fund's assets managed will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of the Fund and to place orders with or through such persons, brokers, or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board or the Advisor may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by the Advisor at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties; or (iii) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days' written notice to the other parties.
The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

CONSIDERATIONS OF THE BOARD IN APPROVING THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT. The Board approved the Advisory Agreement and Sub-Advisory Agreement (collectively, the "Agreements") for the Fund on __________________, 2006. In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Advisor and Sub-Advisor, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by the independent legal counsel with respect to its deliberations. In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, with respect to the Fund separately, including the following:

      o    the nature of the services to be provided under the Agreements;

      o the requirements of the Fund for the services provided by the Advisor and Sub-Advisor;

      o    the quality of the services expected to be provided;

      o    fees payable for the services;

      o    projected total expenses of the Fund;

      o the commitment of the Advisor to cap certain Fund expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that the Advisor may seek payment of such deferred fees or reimbursement of such absorbed expenses within three fiscal years after the fiscal year in which fees were deferred or expenses were absorbed;

      o the expected profitability of the Advisor and Sub-Advisor with respect to their relationship with the Fund;

      o soft-dollar and other service benefits received by the Advisor, including sources of revenue to affiliates of the Advisor from the Fund through administration fees and website services fees;

      o the economies of scale available to the Administrator through SEI as sub-administrator;

      o capabilities and financial condition of the Advisor and the Sub-Advisor; and

      o    current economic and industry trends.

Current management fees were reviewed in the context of the Advisor's anticipated profitability. In addition, the Board reviewed an analysis prepared by the Advisor in consultation with an independent third party, comparing the Fund's expected expense ratio and advisory fee with comparable mutual funds.

The Board considered the fact that the total expenses of ______% of the Fund's Class A shares at net asset value (after waiver or reimbursement) were lower than __ funds in the peer group and higher than ___ funds in the peer group.

The Board relied upon the Advisor's representation, based upon advice of an independent consultant, that each peer group discussed above was a fair, reasonable, and balanced presentation of a comparable peer group for the Fund.

The Board reviewed additional information provided by the Advisor and Sub-Advisor. Following extended discussions concerning this information, the Board determined that the Agreements were consistent with the best interests of the Fund and future shareholders. The Board, including all of the Trustees who were not "interested persons" of the Fund, voting separately, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

      o the level of fees to be charged to the Fund was comparable to the fees charged by other investment advisors and investment sub-advisors to other funds with similar investment strategies and therefore reasonable, considering the additional services to be provided by the Advisor and Sub-Advisor;

      o the fact that the Advisor was willing voluntarily to defer its fees and reimburse expenses to reduce Fund expenses indicated a high level of commitment on the part of the Advisor;

      o the Sub-Advisor's personnel were experienced and possessed significant experience in managing particular asset classes;

      o the Advisor and Sub-Advisor demonstrated their commitment to providing sufficient resources regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience; and

      o the Advisor and Sub-Advisor appeared to have overall high quality in terms of its personnel, operations, financial condition, investment management capabilities, methodologies, and performance.

LITIGATION INVOLVING THE ADVISOR'S AFFILIATE

The following describes material legal proceedings involving Liberty Ridge Capital, Inc. ("Liberty Ridge Capital"). Liberty Ridge Capital is a wholly owned subsidiary of OMUSH. Accordingly, Liberty Ridge is an affiliate of the Advisor. Liberty Ridge is a sub-advisor to Old Mutual Asset Allocation Conservative Fund, Old Mutual Asset Allocation Balanced Fund, Old Mutual Asset Allocation Moderate Growth Fund and Old Mutual Asset Allocation Growth Fund (the "Asset Allocation Funds"), series funds of the Trust. None of the legal proceedings described below relate to the Trust.

In June 2004, Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and the New York Attorney General (the "NYAG") with respect to PBHG Funds (now known as Old Mutual Advisor Funds II), a registered investment company for which Liberty Ridge Capital acted as investment advisor. If certain terms and undertakings in the NYAG settlement are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds' Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the PBHG Funds, Liberty Ridge Capital, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital, and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of Liberty Ridge Capital as investment advisor of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). PBHG Funds was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the

West Virginia Consumer Credit and Protection Act (W. Va. Code {section} 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warrant against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies (such actions, together with the Civil Litigation and the WVAG Litigation, the "Litigation").

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds, or any named defendant. In the event PBHG Funds incurs any losses, costs, or expenses in connection with such lawsuits, PBHG Funds' Board of Trustees may pursue claims on behalf of the affected portfolios against any party that may have liability to PBHG Funds in respect thereof. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as sub-advisor to the PBHG Funds and the Trust. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Asset Allocation Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Asset Allocation Funds.

In addition, if Liberty Ridge Capital is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the 1940 Act. Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital, including the Advisor and Sub-Advisor, from serving as an investment advisor to any registered investment company, including the Trust. The Fund has been informed by Liberty Ridge Capital that, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital and its affiliates to continue to serve as advisor and/or sub-advisors to the PBHG Funds and the Trust. There is no assurance that such exemptive relief will be granted.


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                                THE DISTRIBUTOR
--------------------------------------------------------------------------------

Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of OMUSH, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and a Service Plan. The principal business address of the Distributor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of the Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of the Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plan are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of the Fund and (ii) 0.75% of the average net asset value of the Class C shares of the Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current Prospectus or this SAI with respect to Class A and Class C shares, and interest and other financing costs. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions, and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, sub-administrator, Advisor or Sub-Advisor may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Because the Fund is new, no compensation was paid to the Distributor for distribution services regarding any Class of shares for the fiscal year ended July 31, 2005, as no Fund shares were sold during that period.

From time to time, the Distributor or a company under common control with the Distributor may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

As of July 31, 2005, the Distributor or a company under common control with the Distributor had not paid any fees to intermediaries in connection with administrative, recordkeeping support, and/or marketing services provided to the Fund's shares.

As of July 31, 2005, the Fund had not made any payments to intermediaries in connection with recordkeeping and support (i.e., sub-transfer agency and other administrative services) provided to the Fund's shares.


--------------------------------------------------------------------------------
                    THE ADMINISTRATOR AND SUB-ADMINISTRATOR
--------------------------------------------------------------------------------

The Trust and Old Mutual Fund Services entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and the Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel, and facilities, as well as services performed by various third parties. The

Administrator, a wholly owned subsidiary of the Advisor, was organized as a Pennsylvania business trust and has its principal place of business at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.123% of the average daily net assets of each series fund of the Trust, including the Fund. The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Administrator and SEI Investments Global Funds Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (i) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds II, and the Old Mutual Insurance Series Fund of:
(A) 0.0165% of the first $10 billion, plus (B) 0.0125% of the next $10 billion, plus (C) 0.010% of the excess over $20 billion and (ii) a fee based on the aggregate number of series of the Trust, Old Mutual Advisor Funds II, and Old Mutual Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total number of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

As of July 31, 2005, the Fund paid no administration fees, as no Fund shares had yet been sold.


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                            OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc. (the "Transfer Agent"), P.O. Box 219398, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Fund. Old Mutual Shareholder Services, Inc. ("OM SSI"), an affiliate of the Advisor, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OM SSI and the Administrator. The principal place of business of OM SSI is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Transfer Agent for providing these services to shareholders investing directly in the Trust.

In addition, from time to time, the Trust may pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC). To the extent that a broker-dealer or other financial intermediary receives these payments, it may have an incentive to sell the Fund's shares. See the section in this SAI entitled "The Distributor" for the amounts of payments by the Trust to specific intermediaries for sub-transfer agency and other administrative services.

CUSTODIAN

Union Bank of California, N.A. (the "Custodian"), located at 475 Sansome Street, 15th Floor, San Francisco, California 94111, serves as the custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Trust. __________________________________
____________________________________________, serves as the independent registered public accounting firm of the Trust.


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                               FUND TRANSACTIONS
--------------------------------------------------------------------------------

The Advisor and Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Fund. The Advisor and Sub-Advisor will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor and Sub-Advisor generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Advisor and Sub-Advisor seek to select brokers or dealers that offer the Fund best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Advisor and Sub-Advisor may then consider selecting a broker or dealer for one of the following reasons: (i) receipt of research or brokerage execution products and services and (ii) receipt of other services which are of benefit to the Fund. In the case of securities traded in the over-the-counter market, the Advisor and Sub-Advisor expect normally to seek to select primary market makers.

The Advisor and Sub-Advisor may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Advisor or Sub-Advisor. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

Information so received by the Advisor or Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor or Sub-Advisor under the Agreements. If, in the judgment of the Advisor or Sub-Advisor, the Fund or other accounts managed by the Advisor or Sub-Advisor will be benefited by supplemental research services, the Advisor and Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor or

Sub-Advisor will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Advisor or Sub-Advisor will find all of such services of value in advising the Fund.

The Advisor and Sub-Advisor are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Fund may request that the Advisor or Sub-Advisor direct the Fund's brokerage to offset certain expenses of the Fund. The Advisor or Sub-Advisor will attempt to fulfill directed brokerage subject to achieving best execution. Although the Advisor or Sub-Advisor attempt to satisfy the Fund's direction requests, there can be no guarantee that it will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Fund to pay a higher rate of commission than might otherwise have been available had the Advisor or Sub-Advisor been able to choose the broker or dealer to be utilized.

By directing a portion of the Fund's generated brokerage commissions, the Advisor and Sub-Advisor may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the best price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Advisor or Sub-Advisor. In cases where the Fund has instructed the Advisor or Sub-Advisor to direct brokerage to a particular broker or dealer, orders for the Fund may be placed after brokerage orders for accounts that do not impose such restrictions.

The Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Advisor or Sub-Advisor may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Advisor or Sub-Advisor may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Fund. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of NASD, Inc. ("NASD"), Rule 12b-1(h) under the 1940 Act and subject to seeking best execution and in accordance with policies and procedures adopted by the Board, the Advisor or Sub-Advisor may select broker-dealers to execute Fund portfolio transactions that promote or sell the Fund's shares. Those policies and procedures are reasonably designed to prevent the Advisor's or Sub-Advisor's personnel from taking into account such promotion or sale of Fund shares and shares of any other mutual fund it advises in selecting broker-dealers to execute the Fund's portfolio transactions. Neither the Trust, Advisor, Sub-Advisor, nor Distributor may enter into any agreement or other understanding under which the Trust directs, or is expected to direct, portfolio securities transactions to a broker or dealer in consideration for such promotion or sale of such shares.

CODE OF ETHICS. The Trust, Advisor, Sub-Advisor and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Fund. The Codes of Ethics allow trades to be made in securities that may be held by the Fund. However, they prohibit a person from taking advantage of trades of shares of the Fund or from acting on inside information. In addition, the Board reviews and approves the Codes of Ethics of the Trust, Advisor, Sub-Advisor, and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Trust's, Advisor's, Sub-Advisor's, and Distributor's Codes of Ethics during the previous year.

PROXY VOTING. The Board has adopted Proxy Voting Guidelines (the "Guidelines") to determine how to vote proxies relating to portfolio securities. The Guidelines are attached to this SAI as Exhibit B. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Fund's investments. The Guidelines generally assign proxy voting responsibilities for the Fund to the Advisor or Sub-Advisor. Also included in Exhibit B to this SAI are the proxy voting policies for the Advisor and Sub-Advisor. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 will be available (i) on the Trust's website at HTTP://WWW.OLDMUTUALCAPITAL.COM; (ii without charge, upon request, by calling toll-free 888-744-5050; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV.


--------------------------------------------------------------------------------
                             DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

The Trust may issue an unlimited number of shares for the Fund and may create additional funds and additional classes of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares of the Fund are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of the Fund and all assets in which such consideration is invested would belong to the Fund and would be subject to the liabilities related thereto.


--------------------------------------------------------------------------------
                                 VOTING RIGHTS
--------------------------------------------------------------------------------

Each share held entitles a shareholder to one vote for each share held by the shareholder. Shareholders of the series funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of any particular class of the Trust will vote separately on matters relating solely to such class and not on matters relating solely to any other class or classes of the Trust. The Trust is not required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Agreement and Declaration of Trust ("Trust Agreement") provides that the Trustees of the Trust will hold office during the existence of the Trust, except as follows: (i) any Trustee may resign or retire; (ii) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (iii) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (iv) any Trustee who has died will be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware statutory trust will be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement and By-Laws (the "Governing Instruments") provide for indemnification out of the property of the Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former Trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.


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                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES
--------------------------------------------------------------------------------

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

PURCHASES

You may purchase Class A and Class C shares of the Fund through certain brokers, dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price. Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

You may purchase Class Z and Institutional Class shares of the Fund directly through the Transfer Agent. You may also purchase such shares through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor, and the Transfer Agent will not be responsible for any loss, liability, cost, or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Advisor may from time to time recommend to the Board that the Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers, and employees of the Advisor, the Sub-Advisor, and their affiliated companies). In such event, the Board would determine whether such discontinuance is in the best interests of the Fund and its shareholders.

Class Z shares are available for purchase or exchange only by those Class Z shareholders of the Fund (or other series fund of the Trust) who acquired their Class Z shares through a reorganization of another mutual fund into a series fund of the Trust.

INITIAL SALES CHARGES - CLASS A SHARES

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of the Fund's shares. Class A shares of the Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

                                                INVESTOR'S INITIAL SALES CHARGE
----------------------------------------------------------------------------------------------
                                   AS A PERCENTAGE      AS A PERCENTAGE      DEALER COMMISSION
AMOUNT OF INVESTMENT IN            OF THE PUBLIC         OF THE NET         AS A PERCENTAGE OF
SINGLE TRANSACTION                OFFERING PRICE       AMOUNT INVESTED      THE OFFERING PRICE
----------------------------------------------------------------------------------------------
Less than $100,000                     5.75%                6.10%                 5.00%
----------------------------------------------------------------------------------------------
$100,000 but less than $250,000        4.50%                4.71%                 3.75%
----------------------------------------------------------------------------------------------
$250,000 but less than $500,000        3.25%                3.36%                 2.75%
----------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000      2.00%                2.04%                 1.75%
----------------------------------------------------------------------------------------------
$1,000,000 and over                     0%                   0%                     0%
----------------------------------------------------------------------------------------------


LARGE PURCHASES OF CLASS A SHARES

Investors who purchase $1 million or more of Class A shares of the Fund do not pay an initial sales charge. However, such purchases may be subject to a 1% contingent deferred sales charge ("CDSC") if the investor redeems those shares within one year after purchase, as described in the Fund's Class A and Class C Prospectus.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS OF INITIAL SALES CHARGES

The Class A and Class C Prospectus describes certain programs offered by the Fund to reduce initial sales charges for certain eligible investors. The following information supplements the descriptions in the Class A and Class C Prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation, and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

LETTERS OF INTENT

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms your intention as to the total investment to be made in Class A shares of the Fund within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of the Fund normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Choosing a Share Class" in the Fund's Class A and Class C Prospectus. It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" (below) if you advise the Trust of all other accounts at the time of your investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the Transfer Agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor. If at any time before completing the LOI program you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the series funds of the Trust. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of the series funds of the Trust that you own, calculated at their then current public offering price. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if you already own qualifying shares of the series funds of the Trust with a value of $80,000 and wish to invest an additional $40,000 in one of the series funds of the Trust with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

CONCURRENT PURCHASES

You may combine purchases of all classes of shares of two or more series funds of the Trust to qualify for a reduced initial sales charge according to the initial sales charge schedule set forth in the Class A and Class C Prospectus.

REINSTATEMENT PRIVILEGE

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares in one of the series funds of the Trust at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same series fund of the Trust are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. The Fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. This privilege may only be exercised once each year by a shareholder with respect to the Fund.

If you are assessed a CDSC charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares in any one of the same fund of the Trust within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional CDSC upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

PAYMENTS TO DEALERS

The Distributor may make the following payments to selected dealers of record of purchases of Class A shares totaling over $1 million: 1.00% on amounts to $5 million, 0.50% on amounts over $5 million to $10 million, and 0.25% on amounts over $10 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

The Distributor may pay asset based sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sale. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class C Distribution Plan and Service Plan. See the section entitled "The Distributor" in this SAI for more information.

PURCHASES OF CLASS C SHARES

Class C shares of the Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1.00% if redeemed within twelve months.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

MINIMUM INVESTMENT

For Class A, Class C, and Class Z shares of the Fund, the minimum investment is as follows.



MINIMUM INVESTMENTS                            INITIAL       ADDITIONAL
--------------------------------------------------------------------------------
Regular Accounts                               $2,500        no minimum
Uniform Gift/Transfer to Minor Accounts         $500         no minimum
IRAs                                           $2,000        no minimum
Coverdell Education Savings Accounts            $500         no minimum
Systematic Investment Plan ("SIP") - I 1        $500            $25
SIP-II 2                                        None            $50

   1 If a SIP-I is established, the minimum initial investment for the Fund is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.
   2 An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.


For Institutional Class shares of the Fund, the minimum investment is as follows:

MINIMUM INVESTMENTS                                      INITIAL         ADDITIONAL
-----------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for         no minimum        no minimum
Defined Contribution Plans
-----------------------------------------------------------------------------------
Banks acting in a fiduciary or similar capacity,       $1 million        no minimum
Collective and Common Trust Funds, Banks and
Broker-Dealers acting for their own account, or
Foundations and Endowments
-----------------------------------------------------------------------------------
Defined Contribution Plans                             $10 million       no minimum
(Corporate, Non-profit, or Governmental)
-----------------------------------------------------------------------------------

GENERAL INFORMATION REGARDING PURCHASES

A purchase order for Class A and Class C shares will be effective as of the day received from your broker, dealer, or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in the Fund is its public offering price next calculated after the Transfer Agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

In order for your Class A or Class C shares purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the transfer agent so that you may receive the same day's net asset value.

You may purchase Class Z and Institutional Class shares of the Fund directly through the Fund's Transfer Agent. The price per share you will pay to invest in the Fund is its NAV next calculated after the Transfer Agent or other authorized representative accepts your order.

The Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. The Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Board may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

You may also purchase Class Z and Institutional Class shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

You may sell (redeem) Class A and Class C shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class A shares and Class C shares subject to a CDSC will be reduced by any applicable contingent deferred sales charge. The CDSC may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the CDSC will be deducted from the redemption proceeds.

Redemption orders received by the transfer agent prior to 4:00 p.m. Eastern Time on any business day will be effective that day. The redemption price of shares is the NAV of the Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may sell (redeem) Class Z and Institutional Class shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. Generally, the Fund will not charge any fees to redeem your shares. Your broker-dealer or other financial institution may charge you a service fee for handling redemption transactions.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's NAV.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC or by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Advisor, the Sub-Advisor, the Administrator, the Sub-Administrator, the Transfer Agent, and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCS APPLICABLE TO REDEMPTIONS OF CLASS A SHARES

A CDSC applies to purchases of $1 million or more of Class A shares of the Fund that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

      o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

      o on purchases made in connection with the reinvestment of dividends and distributions from the Fund;

      o on exchanges of shares of certain other funds (see "Purchases, Redemptions, and Pricing of Shares - Exchange Privileges");

      o on purchases subject to the reinstatement privilege (see "Purchases, Redemptions, and Pricing of Shares - Purchasers Qualifying for Reductions in Class A Initial Sales Charges"); or

      o on purchases made in connection with a merger, consolidation, or acquisition of assets of the Fund.

CDSC APPLICABLE TO REDEMPTIONS OF CLASS C SHARES

Class C shares may be redeemed on any business day at the NAV next determined following receipt of the redemption order, less a 1.00% (subject to change) CDSC. No CDSC will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares.

In determining whether a CDSC is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable CDSC will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

CDSC EXCEPTIONS FOR PURCHASES OF CLASS C SHARES

The CDSC on Class C shares may be waived:

      o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

      o upon the death or post-purchase disability of the shareholder or plan participant;

      o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

      o on redemptions through a systematic withdrawal plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10.00% of the value of the shareholder's investment in Class C shares at the time the shareholder elects to participate in the systematic withdrawal plan; or

      o on the liquidation of a shareholder's account by the Trust for failure to maintain the required minimum account balance.

REDEMPTION FEES

See the Fund's Prospectuses for details of any redemption fee.

REDEMPTION BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of the Fund by Federal Reserve wire on federal holidays restricting wire transfers.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Fund or the shareholder services described herein, contact your broker-dealer or financial advisor. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Transfer Agent receives your notification to discontinue such service(s) at least 10 days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN ("SIP"). A SIP is a convenient way for you to purchase shares in the Fund at regular monthly or quarterly intervals selected by you. A SIP enables you to achieve dollar-cost averaging with respect to investments in the Fund despite its fluctuating NAV through regular purchases of a fixed dollar amount of shares in the Fund. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when the Fund's NAV is relatively low and fewer shares being purchased when the Fund's NAV is relatively high, thereby helping to decrease the average price of your shares. Two SIPs are offered - SIP-I and SIP-II. Investors who establish a SIP-I may open an account with a minimum balance of $500 and additional monthly systematic investments of at least $25. Investors who establish a SIP-II may open an account with no minimum initial investment if the monthly systematic additional investment is at least $50. Your systematic investment in the Fund designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. A SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan provides a convenient way for you to receive current income while maintaining your investments in the Fund. The systematic withdrawal plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The systematic withdrawal plan also provides the option of having a check mailed to the address of record for your account(s). In order to start a plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter, or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (I.E., an account has been established) and your payment has been converted to federal funds, you may exchange some or all of your shares for shares of the same Class of other series funds of the Trust currently available to the public. See the "Your Investment - General Policies" section of the Prospectuses for limitations on exchanges.

Generally, you may exchange your shares for shares of the same class of other series funds of the Trust at NAV. Class A shares of the Fund may be exchanged for Class A shares of any of the other series funds of the Trust at relative net asset value without payment of sales charges. See the "Purchases, Redemptions and Pricing of Shares - Initial Sales Charges - Class A Shares" section of this SAI for more information.

EXCHANGE OF SHARES SUBJECT TO A CDSC

If you exchange shares that are subject to a CDSC, the exchange transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new traditional IRA; or (ii) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the series funds of the Trust. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be); however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

Traditional and Roth IRA Contribution Limits:

Tax Years       Max. Annual Contribution
2005-2007       $4,000
2008            $5,000
2009-2010       Indexed to Inflation

The law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

Year            Limit
2006-2010       $1,000

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Fund on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(b) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAS") (FORMERLY EDUCATION IRAS). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software, and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer, or financial advisor.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust may impose an annual $12.00 minimum account charge if the value of your account drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, or Systematic Investment Plans. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least $1,000 before the annual $12.00 minimum account fee is charged. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000.

For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days' prior notice of such redemption; your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.


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                        DETERMINATION OF NET ASSET VALUE
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The purchase and redemption price of the shares of a class of the Fund is based on the NAV attributable to such class. The Fund calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of that class. NAV is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any business day. Once the Fund reaches a certain asset size, its

NAV will be listed in the mutual fund section of most major daily newspapers, including THE WALL STREET JOURNAL.

The securities of the Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the official closing price or if none, at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.


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                                     TAXES
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Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks, and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (I.E., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (I.E., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from "qualified publicly traded partnerships" (the "Income Requirement"). Income derived from a partnership (other than a qualified publicly traded partnership) or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (i) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (ii) the transaction is a straddle within the meaning of Section 1092 of the Code; (iii) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (i) prior inclusions of ordinary income items from the conversion transaction; and (ii) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable) if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used; (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes, and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if it invests in marketable stock of a PFIC, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under Treasury Regulations, solely for purposes of Code Sections 1291 through 1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (i) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock; (ii) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level); (iii) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (a) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (b) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period; and (iv) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer) and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies) or in securities of one or more "qualified publicly traded partnerships." Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction ("DRD"), in the case of corporate shareholders; or (ii) treatment as "qualified dividend income," in the case of non-corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (i) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to noncorporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (i) if it has been paid with respect to any share of stock that Fund has held for less than 61 days (91 days, in the case of certain preferred stock) during the 121-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 60 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) if the noncorporate shareholder fails to meet the holding period requirements set forth in (i) with respect to its shares in the Fund to which the dividend is attributable; or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends if (i) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States (ii) the foreign corporation is incorporated in a possession of the United States; or
(iii) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is
(i) a passive foreign investment company; or (ii) a foreign personal holding company or a foreign investment company (for taxable years that begin on or before December 31, 2004), will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the Fund's various share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.
If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another series fund of the Trust). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends, and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has failed to provide a correct taxpayer identification number; (ii) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (iii) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund (including pursuant to a systematic withdrawal plan or exchange of shares of the Fund for shares of one of the other series funds of the Trust in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the DRD for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of the Fund; (ii) disposes of such shares less than 91 days after they are acquired; and (iii) subsequently acquires shares of the Fund or another series fund of the Trust at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax rate (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend" paid with respect to years of the Fund beginning in 2006 or 2007. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign noncorporate shareholder, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.
Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for

U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                                   EXHIBIT A

                                 CREDIT RATINGS

Moody's Investors Service, Inc.

LONG-TERM OBLIGATION RATINGS

A           Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa          Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A           Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa         Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba          Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B           Obligations rated B are considered speculative and are subject to high credit risk.
Caa         Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca          Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C           Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following three designations to indicate the relative repayment ability of rated issuers:

Prime-1     Issuers rated Prime 1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

                                      A-1


Prime-2     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
Prime 3     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.
Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated Prime-1 or Prime-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's Ratings Services

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, or operating company and holding
company obligations.)   Accordingly, in the case of junior debt, the rating may
not conform exactly with the category definition.

AAA         An obligation rated `AAA' has the highest rating assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA          An obligation rated `AA' differs from the highest rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.
A           An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB         An obligation rated `BBB' exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB          An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B           An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC         An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.
CC          An obligation rated `CC' is currently highly vulnerable to nonpayment.
C           A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment.  The
            `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D           An obligation rated `D' is in payment default.  The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


N.R.        This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy
            SHORT-TERM ISSUE CREDIT RATINGS
A-1         A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2         A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial
            commitment on the obligation is satisfactory.
A-3         A short-term obligation rated `A-3' exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B           A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-
            1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
            B-1. A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2. A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3. A short-term obligation rated
            'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C           A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D           A short-term obligation rated `D' is in payment default.  The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
            Poor's believes that such payments will be made during such grace period.  The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE



AAA         Highest credit quality.  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
AA          Very high credit quality.  "AA" ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.


A           High credit quality.  "A" ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or
            in economic conditions than is the case for higher ratings.
BBB         Good credit quality.  "BBB" ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

SPECULATIVE GRADE

BB          Speculative.  "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.
B           Highly speculative.  "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC,CC,C    High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable.  "C" ratings signal imminent default.
DDD,DD,D    Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  "DDD"
            obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential,
            i.e., below 50%.
            Entities rated in this category have defaulted on some or all of their obligations.  Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1          Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2          Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3          Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B           Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C           High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D           Default.  Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

                                   EXHIBIT B

                             PROXY VOTING POLICIES

OLD MUTUAL ADVISOR FUNDS

PROXY VOTING GUIDELINES

REVISED 23 JUNE 2004
APPROVED 8 JULY 2004

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the Old Mutual Advisor Funds (the "Trust") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). The Trust recognizes that proxies have an economic value and in voting proxies, and seeks to maximize the value of its investments and its shareholders' assets.
The Trust believes that the voting of proxies is an economic asset that has direct investment implications. Moreover, the Trust believes that each portfolio's investment adviser or sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, the Trust generally assigns proxy voting responsibilities to the investment managers responsible for the management of each respective Trust portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a Trust portfolio that invests in voting securities. If an investment adviser to a Trust portfolio who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 1940 , that adviser will be required to follow these Guidelines.

DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of a portfolio's assets.

The Trust's guidelines as they relate to certain common proxy proposals are summarized below along with the Trust's usual voting practice. As previously noted, an adviser or sub-adviser to the Trust will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

BOARD OF DIRECTORS

o The Trust generally votes FOR proposals: (1) requesting board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent, and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

o The Trust generally votes AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.

o The Trust will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

APPROVAL OF INDEPENDENT AUDITORS

o The Trust generally votes FOR proposals seeking to ratify the selection of auditors.

o The Trust will evaluate on a case-by-case basis proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

SHAREHOLDER RIGHTS

o The Trust generally votes FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the by-laws in addition to shareholders.

o The Trust generally votes AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend by-laws.

o The Trust will evaluate on a case-by-case basis proposals that adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

o The Trust generally votes FOR proposals: (1) to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

o The Trust generally votes AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

o The Trust will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; and (5) requesting to opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

o The Trust generally votes FOR proposals: (1) seeking to amend by-laws or charters for housekeeping changes; and (2) regarding reincorporation.

o The Trust will evaluate on a case-by-case basis proposals requesting a change in a company's state of incorporation.

CAPITAL STRUCTURE

o The Trust generally votes FOR proposals seeking to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

o The Trust generally votes AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and
(4) create a new class of common stock with superior voting rights.

o The Trust will evaluate on a case-by-case basis proposals seeking to: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; and (10) regarding recapitalizations.

EXECUTIVE AND DIRECTOR COMPENSATION

o The Trust generally votes FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an employee stock option plan ("ESOP") or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; (8) asking the company to expense stock options; (9) seeking to simply amend shareholder approved compensation plans to comply with Omnibus Budget Reconciliation Act of 1987 ("OBRA laws"); (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of examining compensation under OBRA laws.

o The Trust generally votes AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

o The Trust will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (8) by shareholders regarding all other executive and director pay issues.

MERGERS AND CORPORATE RESTRUCTURINGS

o The Trust generally votes FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

o The Trust generally votes AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o The Trust will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales;
(4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

o The Trust generally votes FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company's involvement in spaced-based weaponization;
(4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

o The Trust generally votes AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GE ingredients;
(3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings, as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities, as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting, reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restrict the company from making political contributions;
(10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) implementing the China Principles; (12) requesting reports on foreign military sales or offsets;
(13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

o The Trust will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients;
(5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

o Other Situations. No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and the Trust's vote is cast in a manner that the Trust believes is in the best interest of the applicable Trust portfolio and its shareholders.

CONFLICTS OF INTEREST

The Trust recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a Trust portfolio, the portfolios themselves will not have a conflict of interest with fund shareholders in the voting of proxies. The Trust expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Trust portfolio and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD

The Trust will fully comply with all applicable disclosure obligations under the Rule. These include the following:

o Disclosure in shareholder reports that a description of the Trust's Proxy Voting Guidelines are available upon request without charge and information about how it can be obtained (e.g., Trust website, SEC web site, and toll free phone number).

o Disclosure in the Trust's Statement of Additional Information (SAI) the actual policies used to vote proxies.

o Disclosure in shareholder reports and in the SAI that information regarding how the Trust voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Trust will file all required reports regarding the Trust's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

The Trust will respond to all requests for guideline descriptions or proxy records within three (3) business days of such request.

MAINTENANCE OF PROXY VOTING RECORDS

The Trust's administrator, adviser, and/or sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Trust portfolio as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six (6) years.

REVIEW OF PROXY VOTING GUIDELINE

This guideline as well as the proxy voting guidelines of all Trust advisers and sub-advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

                            OLD MUTUAL CAPITAL, INC.

                              PROXY VOTING POLICY

Dated: 6/2004

Introduction

Old Mutual Capital, Inc. ("OM Capital") recognizes that proxies have an economic value. In voting proxies, OM Capital requires that each sub-adviser it engages seeks to maximize the economic value of clients' assets by casting votes in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. When voting proxies, sub-advisers are to adhere to this Policy, their internal proxy voting policy and any written guidelines or instructions from clients.

PROXY OVERSIGHT COMMITTEE

OM Capital has established a Proxy Oversight Committee (the "Committee"), consisting of the Investment Officer, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

o Approving OM Capital's Proxy Voting Policy (the "Policy") and related Procedures;

o     Reviewing the proxy voting policies of sub-advisers;

o     Acting as a resource for sub-advisers on proxy matters, when requested.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

OM Capital's Committee reviews each sub-adviser's policies and procedures for identifying and resolving material conflicts of interest. The Committee also offers to serve as a potential resource for the sub-advisers to access to assist in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. The sub-advisers are not mandated to use this resource.

DISCLOSURE TO CLIENTS

OM Capital's Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

PROXY VOTING PROCEDURES

SUB-ADVISER PROXY VOTING REPORTS

Each sub-adviser is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o     These policy and procedures, and any amendments thereto;

o     Various reports prepared according to the above procedures; and

o Each written client request for information and a copy of any written response by OM Capital to a client's written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

Dated: 6/2004

                               ANALYTIC INVESTORS

                       PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY OVERSIGHT COMMITTEE

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

PROXY VOTING SERVICE

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

VOTING GUIDELINES

Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

PROXY VOTING RECORD

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

RECORDKEEPING

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

o     Records of votes cast on behalf of clients

o     Records of written client requests for voting information

o Records of written responses from Analytic Investors to both written and verbal client requests

o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

                                     PART C
                               OTHER INFORMATION

ITEM 23.    EXHIBITS

                   Exhibits:
(a)                Agreement and Declaration of Trust.  Agreement and Declaration of Trust of Old Mutual Advisor Funds dated May 27,
                   2004.  Incorporated herein by reference to Registration Statement filed June 1, 2004.
         (1)       Amended Schedule A to Agreement and Declaration of Trust of Old Mutual Advisor Funds, as amended December 5,
                   2005.  Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed
                   December 19, 2005.
(b)                By-Laws of Old Mutual Advisor Funds.  Incorporated herein by reference to Registration Statement filed June 1,
                   2004.
(c)                Instruments Defining Rights of Security Holders.
         (1)       Articles II, VI, VII and IX of the Agreement and Declaration of Trust.
         (2)       Articles IV and VI of the Bylaws.
(d)                Investment Advisory Agreement.
         (1)       Investment Advisory Agreement dated September 7, 2004, by and between the Registrant, on behalf of each fund of the Registrant, and Old Mutual Capital, Inc.  Incorporated herein by reference to the Post-Effective Amendment
                   No. 9 to Registration Statement filed November 28, 2005.
         (2)       Amendment No. 1 dated May 11, 2005 to Schedule A of the Investment Advisory Agreement dated September 7, 2004.
                   Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27,
                   2005.
         (3)       Investment Sub-Advisory Agreement dated August 2, 2004, by and among the Registrant, Old Mutual Capital, Inc. and
                   Ibbotson Associates Advisors, LLC.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
         (4)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Acadian Asset Management, Inc.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
         (5)       Investment Sub-Advisory Agreement dated August 2, 2004, by and among the Registrant, Old Mutual Capital, Inc. and
                   Analytic Investors, Inc.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration
                   Statement filed November 28, 2005.
         (6)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Barrow, Hanley, Mewhinney & Strauss, Inc.  Incorporated herein by reference to the Post-Effective Amendment
                   No. 9 to Registration Statement filed November 28, 2005.
         (7)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Clay Finlay, Inc.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration
                   Statement filed November 28, 2005.

         (8)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Dwight Asset Management Company.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
         (9)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Heitman Real Estate Securities LLC.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
        (10)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Liberty Ridge Capital, Inc.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
        (11)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Provident Investment Counsel.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
        (12)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Rogge Global Partners plc.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
        (13)       Investment Sub-Advisory Agreement dated June 14, 2005, by and among the Registrant, Old Mutual Capital, Inc. and
                   Copper Rock Capital Partners LLC with respect to the Old Mutual Copper Rock Emerging Growth Fund.  Incorporated
                   herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
        (14)       Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc.
                   and Thompson, Siegel & Walmsley, Inc.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
        (15)       Investment Sub-Advisory Agreement dated December 9, 2005, by and among the Registrant, Old Mutual Capital, Inc.
                   and Analytic Investors, Inc., with respect to the Old Mutual Analytic Defensive Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
        (16)       Investment Advisory Agreement dated December 2, 2005, by and between Old Mutual Capital, Inc. and the Registrant, on behalf of Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, and the Old
                   Mutual International Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed
                   December 28, 2005.
        (17)       Investment Sub-Advisory Agreement dated December 14, 2005, by and among the Registrant, Old Mutual Capital, Inc.
                   and Acadian Asset Management, Inc. with respect to Old Mutual International Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
        (18)       Investment Sub-Advisory Agreement dated December 16, 2005, by and among the Registrant, Old Mutual Capital, Inc.
                   and Clay Finlay, Inc., with respect to the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging
                   Markets Fund, and the Old Mutual International Equity Fund.  Incorporated herein by reference to the Post-
                   Effective Amendment No. 13 filed December 28, 2005.

(e)                Distribution Agreement.  Distribution Agreement dated September 7, 2004, by and between the Registrant and Old
                   Mutual Investment Partners.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
         (1)       Amendment to the Distribution Agreement, as amended December 12, 2005.  Incorporated herein by reference to the
                   Post-Effective Amendment No. 13 filed December 28, 2005.
(f)                Bonus or Profit Sharing Contracts.  Not Applicable.
(g)                Custodian Agreements.
         (1)       Mutual Fund Custody Agreement between the Registrant and Wachovia Bank, N.A. dated August 2, 2004.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.
         (2)       Amendment No. 1 dated May 11, 2005 to Attachment C of the Mutual Fund Custodian Agreement dated August 2, 2004.
                   Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27,
                   2005.
         (3)       Custodian Agreement between the Registrant and Union Bank of California, N.A. dated December 9, 2005, with respect to the Old Mutual Analytic Defensive Equity Fund.  Incorporated herein by reference to the Post-Effective
                   Amendment No. 13 filed December 28, 2005.
         (4)       Custody Agreement between the Registrant and The Bank of New York dated December 28, 2005, with respect to the
                   Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund and the Old Mutual
                   International Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed
                   December 28, 2005.
(h)                Other Material Contracts.
         (1)       Administrative Services Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Fund
                   Services.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed
                   November 28, 2005.
         (2)       Amendment to the Administrative Services Agreement, as amended December 12, 2005.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
         (3)       Sub-Administrative Services Agreement dated August 2, 2004, by and between Old Mutual Fund Services and SEI
                   Investments Global Fund Services.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to
                   Registration Statement filed November 28, 2005.
         (4)       Amendment to the Sub-Administrative Services Agreement, as amended December 12, 2005.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
         (5)       Expense Limitation Agreement effective September 7, 2004 between the Registrant and Old Mutual Capital, Inc.
                   Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November
                   28, 2005.
         (6)       Shareholder Web Services Agreement dated September 7, 2004 by and between the Registrant and Old Mutual Fund
                   Services.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed
                   November 28, 2005.
         (7)       Service Plan for the Registrant's Class A and Class C Shares.  Incorporated herein by reference to the Post-
                   Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

         (8)       Amended Schedule A to the Service Plan for the Registrant's Class A and Class C Shares, as amended December 12,
                   2005.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
         (9)       Expense Limitation Agreement effective December 2, 2005 between the Registrant and Old Mutual Capital, Inc. with respect to the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund and the Old
                   Mutual International Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed
                   December 28, 2005.
(i)      (1)       Opinion and Consent of Counsel for the Registrant's Class A, Class C and Institutional Class shares of Old Mutual
                   Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset
                   Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio.  Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.
         (2)       Opinion and Consent of Counsel for the Registrant's Class A, Class C and Institutional Class shares of Old Mutual
                   Copper Rock Emerging Growth Fund; Class A, Class C and Class Z shares of Old Mutual Analytic Defensive Equity
                   Fund; and Class Z shares of Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation
                   Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate
                   Growth Portfolio.  Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration
                   Statement filed December 19, 2005.
         (3)       Opinion and Consent of Counsel for the Registrant's Class Z shares of Old Mutual Copper Rock Emerging Growth Fund and Institutional Class shares of Old Mutual Analytic Defensive Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed December 19, 2005.
         (4)       Opinion and Consent of Counsel for the Registrant's Class A, Class C, Class Z and Institutional Class shares of
                   Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International
                   Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(j)                Not Applicable.
(k)                Not Applicable.
(l)                Letter from Old Mutual Capital Inc. dated September 7, 2004 to the Registrant with respect to the initial capitalization of the Registrant.  Incorporated herein by reference to the Post-Effective Amendment No. 2 to
                   Registration Statement filed September 24, 2004.
(m)                Plan under Rule 12b-1.
         (1)       Distribution Plan under Rule 12b-1 with respect to the Class A Shares.  Incorporated herein by reference to the
                   Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
         (2)       Amended Schedule A to the Distribution Plan under Rule 12b-1 with respect to the Class A Shares, as amended
                   December 12, 2005.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28,
                   2005.
         (3)       Distribution Plan under Rule 12b-1 with respect to the Class C Shares.  Incorporated herein by reference to the
                   Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.

         (4)       Amended Schedule A to the Distribution Plan under Rule 12b-1 with respect to the Class C Shares, as amended
                   December 12, 2005.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28,
                   2005.
(n)                Rule 18f-3 Multiple Class Plan dated July 8, 2004.  Incorporated herein by reference to the Post-Effective
                   Amendment No. 1 to Registration Statement filed August 11, 2004.
         (1)       Amended Schedule A to the Rule 18f-3 Plan, as amended December 12, 2005.  Incorporated herein by reference to the
                   Post-Effective Amendment No. 13 filed December 28, 2005.
(o)                Not Applicable.
(p)                Code of Ethics.
         (1)       Code of Ethics of the Registrant.  Incorporated herein by reference to the Post-Effective Amendment No. 4 to
                   Registration Statement filed July 27, 2005.
         (2)       Code of Ethics of Old Mutual Capital, Inc. and Old Mutual Investment Partners.  Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
         (3)       Code of Ethics of Ibbotson Associates Advisors, LLC.  Incorporated herein by reference to the Post-Effective
                   Amendment No. 4 to Registration Statement filed July 27, 2005.
         (4)       Code of Ethics of Acadian Asset Management, Inc.  Incorporated herein by reference to the Post-Effective
                   Amendment No. 4 to Registration Statement filed July 27, 2005.
         (5)       Code of Ethics of Analytic Investors, Inc.  Incorporated herein by reference to the Post-Effective Amendment No.
                   4 to Registration Statement filed October 14, 2005.
         (6)       Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc.  Incorporated herein by reference to the Post-
                   Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
         (7)       Code of Ethics of Clay Finlay, Inc.  Incorporated herein by reference to the Post-Effective Amendment No. 4 to
                   Registration Statement filed July 27, 2005.
         (8)       Code of Ethics of Dwight Asset Management Company.  Incorporated herein by reference to the Post-Effective
                   Amendment No. 4 to Registration Statement filed July 27, 2005.
         (9)       Code of Ethics of Heitman Real Estate Securities LLC.  Incorporated herein by reference to the Post-Effective
                   Amendment No. 4 to Registration Statement filed July 27, 2005.
        (10)       Code of Ethics of Liberty Ridge Capital, Inc.  Incorporated herein by reference to the Post-Effective Amendment
                   No. 4 to Registration Statement filed July 27, 2005.
        (11)       Code of Ethics of Provident Investment Counsel.  Incorporated herein by reference to the Post-Effective Amendment
                   No. 4 to Registration Statement filed July 27, 2005.
        (12)       Code of Ethics of Rogge Global Partners PLC.  Incorporated herein by reference to the Post-Effective Amendment
                   No. 2 to Registration Statement filed September 24, 2004.
        (13)       Code of Ethics of Copper Rock Capital Partners LLC.  Incorporated herein by reference to the Post-Effective
                   Amendment No. 4 to Registration Statement filed July 27, 2005.

        (14)       Code of Ethics of Thompson, Siegel & Walmsley, Inc.  Incorporated herein by reference to the Post-Effective
                   Amendment No. 4 to Registration Statement filed July 27, 2005.
(q)                Other:  Trustees' Power of Attorney.  Powers of Attorney for John R. Bartholdson, David J. Bullock, Robert M.
                   Hamje, Jarrett B. Kling, Walter W. Driver, Jr. and L. Kent Moore are attached as an exhibit.  Incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement filed September 29, 2005.


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.    INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

                                  ARTICLE VIII
                  LIMITATION OF LIABILITY AND INDEMNIFICATION

      SECTION 8.1.LIMITATION OF LIABILITY. A Trustee or officer, when acting in such capacity, shall not be personally liable to any Person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

      SECTION 8.2.INDEMNIFICATION OF COVERED PERSONS. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law.

The Bylaws of the Registrant include the following:

                                  ARTICLE VIII
                                INDEMNIFICATION

      SECTION 1. INDEMNIFICATION. For the purpose of this Section 1, "Trust" includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Section 1.

            (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (i) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust's best interests and (ii) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this
Section 1.

            (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

            (c) Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust.

      SECTION 2. ADVANCE PAYMENTS OF INDEMNIFIABLE EXPENSES. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or
(c) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 26 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

                                                   ADVISERS ACT
ADVISOR/SUB-ADVISOR                             REGISTRATION NUMBER
Old Mutual Capital, Inc.                             801-63140
Ibbotson Associates Advisors, LLC                    801-62323
Acadian Asset Management, Inc.                       801-28078
Analytic Investors, Inc.                             801-07082
Barrow, Hanley, Mewhinney & Strauss, Inc.            801-31237
Clay Finlay, Inc.                                    801-17316
Dwight Asset Management Company                      801-45304
Heitman Real Estate Securities LLC                   801-48252
Liberty Ridge Capital, Inc.                          801-48872
Provident Investment Counsel                         801-47993
Rogge Global Partners PLC                            801-25482
Thompson, Siegel & Walmsley, Inc.                    801-06273
Copper Rock Capital Partners LLC                     801-63900

ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Registrant's distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and the Registrant.

(b) The principal business address of each person named in the table below is Old Mutual Investment Partners, 4643 South Ulster Street, Suite 600, Denver Colorado 80237.

                                     POSITIONS AND OFFICE WITH                               POSITION AND OFFICES WITH
NAME                                        UNDERWRITER                                              REGISTRANT
David J. Bullock       Trustee and Chief Executive Officer                          President, Chief Executive Officer and Trustee
Michael W. Rose        President                                                    ---
Mark E. Black          Chief Financial Officer and Chief Administrative             Treasurer, Chief Financial Officer and
                       Officer                                                      Controller
Andra C. Ozols         Executive Vice President, General Counsel and                Vice President and Secretary
                       Secretary
James F.               Senior Vice President and Chief Compliance Officer           Vice President and Chief Compliance Officer
Lummanick
George Vogel           Executive Vice President                                     ---
Michael W.             Vice President                                               ---
Mathies

(c)   None.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)   With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
      (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

                  Wachovia Bank, National Association
                  123 South Broad Street
                  Philadelphia, PA 19109

                  Union Bank of California, National Association
                  350 California Street, 6th Floor
                  San Francisco, CA 94104

                  The Bank of New York
                  One Wall Street
                  New York, NY 10286

(b)   With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5);
      (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant's Sub-Administrator:

                  SEI Investments Global Funds Services
                  One Freedom Valley Road
                  Oaks, PA 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisor or Sub-Advisors:

                  Old Mutual Capital, Inc.
                  4643 South Ulster Street, Suite 600
                  Denver, CO 80237

                  Ibbotson Associates Advisors, LLC
                  225 N. Michigan Avenue, Suite 700
                  Chicago, IL 60601

                  Acadian Asset Management, Inc.
                  Ten Post Office Square
                  Boston, MA 02109

                  Analytic Investors, Inc.
                  500 South Grand Avenue, 23rd Floor
                  Los Angeles, CA 90071

                  Barrow, Hanley, Mewhinney & Strauss, Inc.
                  3232 McKinney Avenue, 15th Floor
                  Dallas, TX 75204-2429

                  Clay Finlay, Inc.
                  200 Park Avenue
                  New York, NY 10166

                  Dwight Asset Management Company
                  100 Bank Street
                  Burlington, VT 05401

                  Heitman Real Estate Securities LLC
                  191 N. Wacker Drive, Suite 2500
                  Chicago, IL 60606

                  Liberty Ridge Capital, Inc.
                  1400 Liberty Ridge Drive
                  Wayne, PA 19087

                  Provident Investment Counsel
                  300 North Lake Avenue, Penthouse
                  Pasadena, CA 91101

                  Rogge Global Partners PLC
                  Sion Hall
                  56 Victoria Embankment
                  London, England EC4Y ODZ


                  Thompson, Siegel & Walmsley, Inc.
                  500 Monument Avenue
                  Richmond, VA 23230

                  Copper Rock Capital Partners LLC
                  200 Clarendon Street, 53rd Floor
                  Boston, MA 02116

ITEM 29.    MANAGEMENT SERVICES

None.

ITEM 30.    UNDERTAKINGS

Not Applicable.